UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04791

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:  October 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


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ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Municipal Income Fund

National Portfolio
California Portfolio
New York Portfolio
Insured National Portfolio
Insured California Portfolio


Annual Report

October 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernsteinR at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernsteinR and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



December 12, 2006

Annual Report

This report provides management's discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund (the "Portfolios") for the annual reporting period ended October 31, 2006.

Investment Objective and Policies

The investment objective of the five portfolios of this open-end fund is to earn the highest level of current income, exempt from Federal taxation and, in the case of the State Portfolios, state taxation of the respective state that is available without assuming what AllianceBernstein considers to be undue risk. Each portfolio invests principally in high-yielding, predominantly investment-grade municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal Alternative Minimum Tax ("AMT") for certain taxpayers. The Insured National Portfolio and the Insured California Portfolio invest principally in municipal securities paying interest that is wholly exempt from federal income taxes, including the AMT, whereas the other AllianceBernstein Municipal Portfolios may invest without limit in municipal securities paying interest subject to AMT. The average weighted maturity of the securities in each AllianceBernstein Municipal Portfolio will normally range between 10 and 30 years.

Investment Results

The tables on pages 5-9 show performance for each Portfolio compared to its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended October 31, 2006.

For both the six- and 12-month periods ended October 31, 2006, National, California and New York Portfolios' Class A shares outperformed the benchmark, the LB Municipal Index, which represents the municipal market and posted positive returns of 4.12% and 5.75% for the respective time periods. Insured California and Insured National Portfolios' Class A shares underperformed the benchmark during the same time frames.

A description of each Portfolio's relative performance versus the benchmark for the 12-month period ended October 31, 2006 follows.

National Portfolio--The National Portfolio's stronger relative performance compared to the benchmark was largely the result of security selection in the special tax, insured and pre-refunded sectors. Security selection in the power sector detracted from the Portfolio's performance. The Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

California Portfolio--The California Portfolio's stronger relative performance compared to the benchmark was largely the result of security selection in the pre-refunded, insured, special tax and general obligation sectors. The Portfolio's relative weight in the industrial revenue bond sector detracted from the Portfolio's performance. The


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 1


Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

New York Portfolio--The New York Portfolio's stronger relative performance compared to the benchmark was largely the result of security selection in the insured, general obligation, special tax and pre-refunded sectors. Security selection in the housing and airport sectors detracted from the Portfolio's performance. The Portfolio's holdings in lower-rated bonds benefited performance relative to the benchmark.

Insured National Portfolio--The Insured National Portfolio's relative underperformance compared to the benchmark was largely the result of a lack of exposure to lower-credit quality bonds.

Insured California Portfolio--The Insured California Portfolio's relative underperformance compared to the benchmark was largely the result of a lack of exposure to lower-credit quality bonds.

Market Review and Investment Strategy

The U.S. Federal Reserve (the "Fed") raised the target for the Fed funds rate six times over the past 12 months and thereby increased it by 1.50% to the current level of 5.25%. This caused short-term municipal rates to rise. For instance, since October 31, 2005, one-year municipal bond yields have risen 0.48%. Over the same time period, 20-year municipal bond yields declined by 0.41%. As a result of this rate movement, the difference between municipal short-and long-term rates is less than it has been in 30 years. In other words, the municipal yield curve is flatter than it has been in 30 years. U.S. Treasury bond yields rose more than comparable maturity municipal bond yields, as one-year U.S. Treasury rates rose 0.77% and 20-year U.S. Treasury yields rose by 0.19%. As a result of the relative movement, the municipal market outperformed the U.S. Treasury market; the LB Municipal Index return for the 12-month period was 5.75% versus 4.43% for the LB U.S. Treasury Index. Most of the return for the municipal market was due to its return of 4.05% during the past four months after the Fed signaled that it had stopped raising short-term rates.

Over the 12-month reporting period, municipal bonds issued by lower-credit quality borrowers continued to outperform bonds issued by high-grade borrowers. The LB Municipal Non-Investment Grade (High Yield) Index returned 11.87% versus the 5.75% return for the LB Municipal Index, which represents the overall investment-grade market. The result of this outperformance has been that the incremental yield, or credit spread, investors earn by owning lower-rated bonds is extremely low by historic standards. The performance of the high yield municipal market has benefited from the strong demand from individual investors. Investor flows into high yield municipal bond funds continue to represent about 40% of all municipal bond flows. Despite the fact that the high



2 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


yield municipal market only represents about 4% of the overall municipal market, the assets in high yield municipal funds now represent over 20% of the assets in all municipal funds.

With the municipal yield curve flat, and credit spreads low, investors generally are being rewarded less than the market has historically offered for taking risk. Accordingly, the Portfolios' Municipal Bond Investment Team (the "Team") has sought opportunities to raise the overall credit quality of the Portfolios and to diversify the Portfolios' exposure to individual issuers. In addition, where possible, the Team has focused new purchases on bonds maturing in 10-15 years, rather than longer maturity bonds. Both of these strategies should be beneficial to the Portfolios' performance if the market returns to more typical relationships.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios' quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuation in the Portfolios' securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Individual state municipal portfolios are non-diversified and are subject to geographic risk based on their narrow investment objectives. The Portfolios may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED OCTOBER 31, 2006                        6 Months     12 Months
-------------------------------------------------------------------------------
National Portfolio
  Class A                                               4.29%         6.43%
  Class B                                               4.04%         5.70%
  Class C                                               3.93%         5.59%
LB Municipal Index                                      4.12%         5.75%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
10/31/96 TO 10/31/06


National Portfolio Class A at NAV: $16,473
National Portfolio Class A at Offering: $15,768
LB Municipal Index: $17,662


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           National Portfolio
                          Class A at Offering         LB Municipal Index
-------------------------------------------------------------------------------
       10/31/96                 $  9,575                    $ 10,000
       10/31/97                 $ 10,521                    $ 10,849
       10/31/98                 $ 11,239                    $ 11,719
       10/31/99                 $ 10,797                    $ 11,512
       10/31/00                 $ 11,547                    $ 12,491
       10/31/01                 $ 12,419                    $ 13,804
       10/31/02                 $ 12,428                    $ 14,614
       10/31/03                 $ 13,337                    $ 15,361
       10/31/04                 $ 14,260                    $ 16,288
       10/31/05                 $ 14,824                    $ 16,701
       10/31/06                 $ 15,768                    $ 17,662


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund National Portfolio Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 5


CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED OCTOBER 31, 2006                        6 Months     12 Months
-------------------------------------------------------------------------------
California Portfolio
  Class A                                               4.35%         6.42%
  Class B                                               3.98%         5.69%
  Class C                                               3.98%         5.69%
LB Municipal Index                                      4.12%         5.75%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
10/31/96 TO 10/31/06


California Portfolio Class A at NAV: $17,207
California Portfolio Class A at Offering: $16,476
LB Municipal Index: $17,662


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          California Portfolio
                          Class A at Offering           LB Municipal Index
-------------------------------------------------------------------------------
       10/31/96                  $  9,575                    $ 10,000
       10/31/97                  $ 10,539                    $ 10,849
       10/31/98                  $ 11,403                    $ 11,719
       10/31/99                  $ 11,198                    $ 11,512
       10/31/00                  $ 12,135                    $ 12,491
       10/31/01                  $ 12,922                    $ 13,804
       10/31/02                  $ 13,415                    $ 14,614
       10/31/03                  $ 13,839                    $ 15,361
       10/31/04                  $ 14,919                    $ 16,288
       10/31/05                  $ 15,483                    $ 16,701
       10/31/06                  $ 16,476                    $ 17,662

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund California Portfolio Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NEW YORK PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED OCTOBER 31, 2006                        6 Months     12 Months
-------------------------------------------------------------------------------
New York Portfolio
  Class A                                               4.19%         6.06%
  Class B                                               3.83%         5.33%
  Class C                                               3.72%         5.32%
LB Municipal Index                                      4.12%         5.75%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
10/31/96 TO 10/31/06


New York Portfolio Class A at NAV: $17,172
New York Portfolio Class A at Offering: $16,440
LB Municipal Index: $17,662


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                             New York Portfolio
                            Class A at Offering         LB Municipal Index
-------------------------------------------------------------------------------
       10/31/96                  $  9,575                    $ 10,000
       10/31/97                  $ 10,582                    $ 10,849
       10/31/98                  $ 11,356                    $ 11,719
       10/31/99                  $ 10,985                    $ 11,512
       10/31/00                  $ 11,909                    $ 12,491
       10/31/01                  $ 12,845                    $ 13,804
       10/31/02                  $ 13,217                    $ 14,614
       10/31/03                  $ 14,061                    $ 15,361
       10/31/04                  $ 14,987                    $ 16,288
       10/31/05                  $ 15,505                    $ 16,701
       10/31/06                  $ 16,440                    $ 17,662

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund New York Portfolio Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 7


INSURED NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED OCTOBER 31, 2006                        6 Months     12 Months
-------------------------------------------------------------------------------
Insured National Portfolio
  Class A                                               3.54%         4.98%
  Class B                                               3.29%         4.36%
  Class C                                               3.19%         4.26%
LB Municipal Index                                      4.12%         5.75%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
10/31/96 TO 10/31/06


Insured National Portfolio Class A at NAV: $16,546
Insured National Portfolio Class A at Offering: $15,837
LB Municipal Index: $17,662


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                         Insured National Portfolio
                            Class A at Offering         LB Municipal Index
-------------------------------------------------------------------------------
       10/31/96                  $  9,575                    $ 10,000
       10/31/97                  $ 10,415                    $ 10,849
       10/31/98                  $ 11,160                    $ 11,719
       10/31/99                  $ 10,571                    $ 11,512
       10/31/00                  $ 11,400                    $ 12,491
       10/31/01                  $ 12,552                    $ 13,804
       10/31/02                  $ 12,945                    $ 14,614
       10/31/03                  $ 13,764                    $ 15,361
       10/31/04                  $ 14,647                    $ 16,288
       10/31/05                  $ 15,094                    $ 16,701
       10/31/06                  $ 15,837                    $ 17,662

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund Insured National Portfolio Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INSURED CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   -----------------------------
PERIODS ENDED OCTOBER 31, 2006                        6 Months     12 Months
-------------------------------------------------------------------------------
Insured California Portfolio
  Class A                                               3.99%         5.19%
  Class B                                               3.63%         4.45%
  Class C                                               3.55%         4.46%
LB Municipal Index                                      4.12%         5.75%


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
10/31/96 TO 10/31/06


Insured California Portfolio Class A at NAV: $16,763
Insured California Portfolio Class A at Offering: $16,054
LB Municipal Index: $17,662


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        Insured California Portfolio
                            Class A at Offering          LB Municipal Index
-------------------------------------------------------------------------------
       10/31/96                  $  9,575                    $ 10,000
       10/31/97                  $ 10,454                    $ 10,849
       10/31/98                  $ 11,250                    $ 11,719
       10/31/99                  $ 10,829                    $ 11,512
       10/31/00                  $ 11,914                    $ 12,491
       10/31/01                  $ 13,125                    $ 13,804
       10/31/02                  $ 13,606                    $ 14,614
       10/31/03                  $ 14,067                    $ 15,361
       10/31/04                  $ 14,876                    $ 16,288
       10/31/05                  $ 15,263                    $ 16,701
       10/31/06                  $ 16,054                    $ 17,662

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund Insured California Portfolio Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 9


NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------
                                                                      Taxable
                             NAV           SEC            SEC        Equivalent
                           Returns       Returns        Yields*       Yields**

Class A Shares                                           4.14%         6.37%
1 Year                      6.43%         1.87%
5 Years                     4.90%         3.99%
10 Years                    5.12%         4.66%

Class B Shares                                           3.63%         5.58%
1 Year                      5.70%         2.70%
5 Years                     4.18%         4.18%
10 Years(a)                 4.69%         4.69%

Class C Shares                                           3.63%         5.58%
1 Year                      5.59%         4.59%
5 Years                     4.16%         4.16%
10 Years                    4.40%         4.40%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                 0.66%
5 Years                                                                3.97%
10 Years                                                               4.72%

Class B Shares
1 Year                                                                 1.40%
5 Years                                                                4.16%
10 Years(a)                                                            4.76%

Class C Shares
1 Year                                                                 3.40%
5 Years                                                                4.15%
10 Years                                                               4.47%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------
                                                                     Taxable
                             NAV           SEC            SEC       Equivalent
                           Returns       Returns        Yields*      Yields**

Class A Shares                                           3.96%         6.79%
1 Year                      6.42%         1.92%
5 Years                     4.98%         4.07%
10 Years                    5.58%         5.12%

Class B Shares                                           3.45%         5.92%
1 Year                      5.69%         2.69%
5 Years                     4.25%         4.25%
10 Years(a)                 5.13%         5.13%

Class C Shares                                           3.45%         5.92%
1 Year                      5.69%         4.69%
5 Years                     4.25%         4.25%
10 Years                    4.84%         4.84%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                 0.41%
5 Years                                                                4.12%
10 Years                                                               5.19%

Class B Shares
1 Year                                                                 1.18%
5 Years                                                                4.31%
10 Years(a)                                                            5.20%

Class C Shares
1 Year                                                                 3.17%
5 Years                                                                4.31%
10 Years                                                               4.92%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 11


NEW YORK PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------
                                                                     Taxable
                             NAV           SEC            SEC       Equivalent
                           Returns       Returns        Yields*      Yields**

Class A Shares                                           3.83%         6.38%
1 Year                      6.06%         1.50%
5 Years                     5.06%         4.15%
10 Years                    5.56%         5.10%

Class B Shares                                           3.31%         5.52%
1 Year                      5.33%         2.33%
5 Years                     4.31%         4.31%
10 Years(a)                 5.09%         5.09%

Class C Shares                                           3.31%         5.52%
1 Year                      5.32%         4.32%
5 Years                     4.28%         4.28%
10 Years                    4.80%         4.80%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                   SEC Returns

Class A Shares
1 Year                                                                 0.26%
5 Years                                                                4.23%
10 Years                                                               5.15%

Class B Shares
1 Year                                                                 1.10%
5 Years                                                                4.37%
10 Years(a)                                                            5.16%

Class C Shares
1 Year                                                                 2.98%
5 Years                                                                4.37%
10 Years                                                               4.86%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


INSURED NATIONAL PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------
                                                                     Taxable
                             NAV           SEC            SEC       Equivalent
                           Returns       Returns        Yields*      Yields**

Class A Shares                                           3.27%         5.03%
1 Year                      4.98%         0.54%
5 Years                     4.77%         3.85%
10 Years                    5.16%         4.70%

Class B Shares                                           2.75%         4.23%
1 Year                      4.36%         1.36%
5 Years                     4.06%         4.06%
10 Years(a)                 4.72%         4.72%

Class C Shares                                           2.75%         4.23%
1 Year                      4.26%         3.26%
5 Years                     4.06%         4.06%
10 Years                    4.44%         4.44%


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                  SEC Returns

Class A Shares
1 Year                                                                -0.58%
5 Years                                                                4.06%
10 Years                                                               4.80%

Class B Shares
1 Year                                                                 0.16%
5 Years                                                                4.24%
10 Years(a)                                                            4.82%

Class C Shares
1 Year                                                                 2.15%
5 Years                                                                4.23%
10 Years                                                               4.53%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 13


INSURED CALIFORNIA PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------
                                                                     Taxable
                             NAV           SEC            SEC       Equivalent
                           Returns       Returns        Yields*      Yields**

Class A Shares                                           3.33%         5.71%
1 Year                      5.19%         0.73%
5 Years                     4.11%         3.21%
10 Years                    5.30%         4.85%

Class B Shares                                           2.78%         4.77%
1 Year                      4.45%         1.47%
5 Years                     3.36%         3.36%
10 Years(a)                 4.83%         4.83%

Class C Shares                                           2.79%         4.79%
1 Year                      4.46%         3.47%
5 Years                     3.34%         3.34%
10 Years                    4.54%         4.54%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
                                                                   SEC Returns

Class A Shares
1 Year                                                                -0.82%
5 Years                                                                3.28%
10 Years                                                               4.89%

Class B Shares
1 Year                                                                -0.15%
5 Years                                                                3.42%
10 Years(a)                                                            4.90%

Class C Shares
1 Year                                                                 1.89%
5 Years                                                                3.42%
10 Years                                                               4.59%


(a)  Assumes conversion of Class B shares into Class A shares after six years.

* SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

** Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state, city and local taxes where applicable.

See Historical Performance disclosures on page 4.


14 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning           Ending
                                             Account Value      Account Value     Expenses Paid
National Portfolio                            May 1, 2006     October 31, 2006    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,042.93           $3.50
Hypothetical (5% return before expenses)         $1,000           $1,021.78           $3.47

Class B
Actual                                           $1,000           $1,040.39           $7.10
Hypothetical (5% return before expenses)         $1,000           $1,018.25           $7.02

Class C
Actual                                           $1,000           $1,039.32           $7.09
Hypothetical (5% return before expenses)         $1,000           $1,018.25           $7.02

California Portfolio
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,043.45           $3.97
Hypothetical (5% return before expenses)         $1,000           $1,021.32           $3.92

Class B
Actual                                           $1,000           $1,039.83           $7.56
Hypothetical (5% return before expenses)         $1,000           $1,017.80           $7.48

Class C
Actual                                           $1,000           $1,039.81           $7.56
Hypothetical (5% return before expenses)         $1,000           $1,017.80           $7.48


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 15


                                               Beginning            Ending
                                             Account Value      Account Value     Expenses Paid
New York Portfolio                            May 1, 2006     October 31, 2006    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,041.91           $2.99
Hypothetical (5% return before expenses)         $1,000           $1,022.28           $2.96

Class B
Actual                                           $1,000           $1,038.34           $6.58
Hypothetical (5% return before expenses)         $1,000           $1,018.75           $6.51

Class C
Actual                                           $1,000           $1,037.22           $6.57
Hypothetical (5% return before expenses)         $1,000           $1,018.75           $6.51

Insured National Portfolio
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,035.38           $5.34
Hypothetical (5% return before expenses)         $1,000           $1,019.96           $5.30

Class B
Actual                                           $1,000           $1,032.87           $8.92
Hypothetical (5% return before expenses)         $1,000           $1,016.43           $8.84

Class C
Actual                                           $1,000           $1,031.85           $8.91
Hypothetical (5% return before expenses)         $1,000           $1,016.43           $8.84

Insured California Portfolio
--------------------------------------------------------------------------------------------------
Class A
Actual                                           $1,000           $1,039.92           $5.30
Hypothetical (5% return before expenses)         $1,000           $1,020.01           $5.24

Class B
Actual                                           $1,000           $1,036.26           $8.93
Hypothetical (5% return before expenses)         $1,000           $1,016.43           $8.84

Class C
Actual                                           $1,000           $1,035.54           $8.88
Hypothetical (5% return before expenses)         $1,000           $1,016.48           $8.79

* Expenses are equal to the classes' annualized expense ratios, shown in the table below, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                  Annualized Expense Ratio
           --------------------------------------------------------------------
                                                     Insured       Insured
              National    California    New York     National     California
-------------------------------------------------------------------------------
Class A         0.68%        0.77%        0.58%        1.04%        1.03%
Class B         1.38%        1.47%        1.28%        1.74%        1.74%
Class C         1.38%        1.47%        1.28%        1.74%        1.73%


16 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


BOND RATING SUMMARY*
October 31, 2006


NATIONAL PORTFOLIO
Quality Rating
[ ]  37.0%   AAA                    [PIE CHART OMITTED]
[ ]  21.8%   AA
[ ]  10.3%   A
[ ]  18.9%   BBB
[ ]  11.5%   BB
[ ]   0.5%   B


CALIFORNIA PORTFOLIO
Quality Rating
[ ]  55.9%   AAA                    [PIE CHART OMITTED]
[ ]   4.0%   AA
[ ]  15.7%   A
[ ]  17.0%   BBB
[ ]   7.4%   BB


NEW YORK PORTFOLIO
Quality Rating
[ ]  61.4%   AAA                    [PIE CHART OMITTED]
[ ]  19.4%   AA
[ ]   7.8%   A
[ ]   6.1%   BBB
[ ]   4.7%   BB
[ ]   0.6%   B


* All data are as of October 31, 2006. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 17


BOND RATING SUMMARY*
October 31, 2006


INSURED NATIONAL PORTFOLIO
Quality Rating
[ ]  70.8%   AAA                    [PIE CHART OMITTED]
[ ]  26.8%   AA
[ ]   2.3%   A
[ ]   0.1%   BBB


INSURED CALIFORNIA PORTFOLIO
Quality Rating
[ ]  93.6%   AAA                    [PIE CHART OMITTED]
[ ]   6.4%   AA


* All data are as of October 31, 2006. Each Portfolio's quality rating distribution is expressed as a percentage of the Portfolio's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


18 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-99.9%

Long-Term Municipal Bonds-94.9%
Alabama-1.5%
Jefferson Cnty Ltd Oblig Sch Warrants
  5.25%, 1/01/18-1/01/23                           $    3,900     $   4,176,459
Montgomery Spl Care Facs Fin Auth Rev
  (Baptist Health)
  Ser 04C
  5.25%, 11/15/29                                       2,190         2,417,607
                                                                  -------------
                                                                      6,594,066
Alaska-0.5%
Anchorage Waste Wtr Rev
  MBIA Ser 04
  5.125%, 5/01/29                                       2,075         2,208,298

Arizona-2.3%
Estrella Mtn Ranch CFD
  (Desert Village)
  7.375%, 7/01/27                                       2,694         2,989,828
Phoenix Civic Impt Corp Wastewtr Sys Rev
  MBIA Ser 04
  5.00%, 7/01/23                                        1,750         1,862,035
Pima Cnty IDA
  (Horizon Cmnty Learning Center)
  Ser 05
  5.125%, 6/01/20                                       3,310         3,339,923
Queen Creek Improvement District No 1
  5.00%, 1/01/26                                        1,300         1,330,264
Sundance CFD
  Ser 02
  7.75%, 7/01/22                                          825           908,729
                                                                  -------------
                                                                     10,430,779
California-3.3%
California Dept of Wtr Res
  Ser 02A
  5.375%, 5/01/22                                       2,000         2,206,720
California GO
  AMBAC Ser 02B
  5.00%, 4/01/27                                        2,650         2,773,755
  5.125%, 2/01/28                                       1,000         1,054,000
  Ser 02
  5.25%, 4/01/30                                          825           871,827
Chula Vista IDR
  (San Diego Gas)
  Ser 96A
  5.30%, 7/01/21                                        4,000         4,306,120


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 19


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Manteca Uni Sch Dist
  MBIA Ser 01
  Zero Coupon, 9/01/31                              $  11,910     $   3,850,622
                                                                  -------------
                                                                     15,063,044
Colorado-3.1%
Colorado Ed & Cult Facs Auth Rev
  (Knowledge Quest Charter Sch)
  Ser 05
  6.50%, 5/01/36                                          500           510,455
Colorado Health Facs Auth
  (Evangelical Lutheran)
  5.25%, 6/01/19                                        1,500         1,616,955
Colorado HFA SFMR
  (Mtg Rev) AMT
  Ser 99A-2
  6.45%, 4/01/30                                          650           669,299
Colorado Hlth Facs Auth Rev
  (Parkview Med Ctr)
  Ser 04
  5.00%, 9/01/25                                        1,690         1,739,094
Midcities Met Dist No 2
  RADIAN
  5.125%, 12/01/21                                      2,000         2,142,180
Park Creek Metro Dist Rev Ltd
  (Ref-Sr-Ltd Tax Ppty Tax)
  Ser 05
  5.50%, 12/01/30                                       2,400         2,526,504
PV Wtr & San Met Dist Cap Appreciation
  Ser 06
  Zero Coupon, 12/15/17                                 4,316         2,268,144
Todd Creek Farms Metro Dist No 1
  6.125%, 12/01/22                                      1,210         1,240,613
Todd Creek Farms Metro Dist No 1 Wtr Rev
  (Ref & Impt)
  Ser 04
  6.125%, 12/01/19                                        820           866,199
Vista Ridge Met Dist Co
  RADIAN
  5.00%, 12/01/26                                         500           525,440
                                                                  -------------
                                                                     14,104,883
Connecticut-0.2%
Connecticut Hlth & Ed Facs Auth Rev
  (Griffin Hosp)
  RADIAN Ser 05B
  5.00%, 7/01/23                                          750           790,920

Florida-13.0%
Beacon Tradeport CDD
  Ser 02B
  7.25%, 5/01/33                                          170           183,139


20 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Bonnet Creek Resort CDD
  Ser 02
  7.25%, 5/01/18                                   $    2,000     $   2,194,820
Clay Cnty CDD
  (Crossings at Fleming Island)
  Ser 00C
  7.05%, 5/01/15                                        1,830         1,956,910
Collier Cnty IDR
  (Southern St Util) AMT
  Ser 96
  6.50%, 10/01/25                                         705           715,138
Fiddlers Creek CDD
  7.50%, 5/01/18                                          840           857,716
Gateway CDD
  (Sun City Center)
  Ser 03B
  5.50%, 5/01/10                                          445           450,362
Indian Trace Dev Dist Spl Assmt
  (Wtr Mgmt Spl Benefit)
  5.00%, 5/01/22-5/01/23                                1,800         1,934,414
Jacksonville Elec Auth
  Ser 02A
  5.50%, 10/01/41                                       3,750         3,816,562
Jacksonville Hosp Rev
  (Mayo Clinic)
  Ser 01C
  5.50%, 11/15/36                                       6,750         7,297,965
Lee Cnty CDD
  (Miromar Lakes)
  Ser 00A
  7.25%, 5/01/12                                        4,190         4,431,637
Lee Cnty CFD
  (Herons Glen)
  Ser 99
  6.00%, 5/01/29                                        6,090         6,488,408
Lee Cnty HFA SFMR
  (Mtg Rev) AMT
  GNMA/FNMA Ser 00A-1
  7.20%, 3/01/33                                           85            85,864
Manatee Cnty CDD
  Ser 00A
  7.15%, 5/01/31                                        1,855         1,972,051
Marshall Creek CDD
  Ser 02A
  6.625%, 5/01/32                                       1,670         1,779,953
Miami Beach Health Facs Auth Rev
  (Mt Sinai Med Ctr)
  Ser 01A
  6.80%, 11/15/31                                       3,500         3,864,140


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 21


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Miami-Dade Cnty HFA MFHR
  (Marbrisa Apts) AMT
  FSA Ser 00-2A
  6.15%, 8/01/38                                   $    4,200     $   4,474,092
Orange Cnty HFA MFHR (Seminole Pt Proj)
  AMT
  Ser 99L
  5.80%, 6/01/32                                        5,000         5,119,150
Orlando Assess Dist
  (Conroy Rd Proj)
  Ser 98A
  5.80%, 5/01/26                                        3,250         3,330,308
Pasco Cnty HFA MFHR
  (Pasco Woods Apts) AMT
  Ser 99A
  5.90%, 8/01/39                                        3,690         3,839,002
Pier Park CDD
  Ser 02-1
  7.15%, 5/01/34                                        3,245         3,503,886
Preserve at Wildnerness Lake CDD
  Ser 02B
  6.20%, 11/01/08                                          90            90,417
Stoneybrook CDD
  (Capital Impt Impt Rv)
  Ser B
  5.70%, 5/01/08                                           85            85,000
                                                                  -------------
                                                                     58,470,934
Illinois-4.2%
Chicago Arpt Rev
  (O'Hare Int'l Arpt)
  XLCA Ser 03B-1
  5.25%, 1/01/34                                        3,400         3,620,796
Chicago HFA SFMR
  (Mtg Rev) AMT
  GNMA/FNMA/FHLMC Ser 98A
  6.45%, 9/01/29                                          325           328,351
  (Mtg Rev)
  GNMA/FNMA/FHLMC Ser 99C
  7.05%, 10/01/30                                          80            81,669
  (Mtg Rev) AMT
  GNMA/FNMA/FHLMC Ser 98C-1
  6.30%, 9/01/29                                          255           267,431
  GNMA/FNMA/FHLMC Ser 99 A
  6.35%, 10/01/30                                         325           343,674
Chicago Il Increment
  7.46%, 2/15/26                                        1,770         1,905,352


22 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chicago Spec Assess
  (Lake Shore East)
  Ser 03
  6.75%, 12/01/32                                  $    3,500     $   3,802,750
Gilberts Special Service Area No 15 Spl Tax
  (Gilberts Town Ctr Proj)
  6.00%, 3/01/28                                        2,430         2,483,825
Hampshire Il Spl Svc Area 14
  5.80%, 3/01/26                                        1,595         1,628,112
Illinois Fin Auth Rev
  (Inst of Technology)
  Ser 06A
  5.00%, 4/01/31                                          750           777,900
Manhattan
  (No 04-1 Brookstone Springs Proj)
  Ser 05
  5.875%, 3/01/28                                       1,685         1,744,716
Met Pier & Expo Auth
  (McCormick Place)
  MBIA Ser 02A
  5.25%, 6/15/42                                        1,750         1,861,195
                                                                  -------------
                                                                     18,845,771
Indiana-0.7%
Hendricks Cnty Bldg Facs Corp
  5.50%, 7/15/23                                        1,165         1,279,997
Indiana St Dev Fin Auth Rev
  (Exempt Facs Inland Steel)
  Ser 97
  5.75%, 10/01/11                                       1,825         1,872,103
                                                                  -------------
                                                                      3,152,100
Louisiana-3.0%
De Soto Parish PCR
  (Int'l Paper Co)
  Ser 02a
  5.00%, 10/01/12                                       2,200         2,304,104
Ernest N Morial-New Orleans
  (Exhibit Hall Auth Spl Tax)
  5.25%, 7/15/16-7/15/17                                2,475         2,646,975
Louisiana Arpt Fac
  (Cargo ACQ Grp) AMT
  Ser 02
  6.65%, 1/01/25                                        1,035         1,103,072
New Orleans GO
  MBIA Ser 05
  5.00%, 12/01/29                                       3,420         3,600,884
  5.25%, 12/01/21                                       3,360         3,645,029
                                                                  -------------
                                                                     13,300,064


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 23


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Maryland-2.5%
Maryland CDA SFMR
  (Mtg Rev) AMT
  Ser 00A
  6.10%, 7/01/38                                   $    6,285     $   6,527,098
Maryland IDR
  (Med Waste Assoc) AMT
  Ser 89
  8.75%, 11/15/10(a)(b)                                 1,225           955,745
Tax Exempt Muni Infrastructure
  Ser 04A
  3.80%, 5/01/08(c)                                     3,979         3,953,893
                                                                  -------------
                                                                     11,436,736
Massachusetts-7.4%
Massachusetts Dev Fin Agy Hlth Fac
  (Seven Hills) Asset Gty
  RADIAN Ser 99
  5.15%, 9/01/28                                        6,035         6,193,660
Massachusetts GO
  Unrefunded
  Ser 02C
  5.25%, 11/01/30                                       1,780         1,931,104
  Prerefunded
  Ser 02
  5.25%, 11/01/30                                       3,220         3,493,346
Massachusetts Port Auth AMT
  Ser 99D
  6.00%, 7/01/29                                        7,500         7,972,500
Massachusetts Port Auth Spec Fac
  (Bosfuel Corp) AMT
  MBIA Ser 97
  6.00%, 7/01/36                                       11,920        12,254,714
New England Student Loan Rev AMT
  Ser 93H
  6.90%, 11/01/09                                       1,500         1,583,850
                                                                  -------------
                                                                     33,429,174
Michigan-4.5%
Detroit Tax Increment
  (Diamler/Chrysler Assembly Plant)
  Ser 98A
  5.50%, 5/01/21                                          530           511,715
Kent Hosp Fin Auth Rev
  (Metropolitan Hospital Proj)
  Ser 05A
  5.75%, 7/01/25                                          710           770,911
Michigan HDA MFHR
  (Rental Rev) AMT
  AMBAC Ser 97A
  6.10%, 10/01/33                                       1,000         1,030,470


24 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Michigan Hosp Fin Auth
  (Sparrow Med Ctr)
  Ser 01
  5.625%, 11/15/36                                 $    2,650     $   2,817,613
  (Trinity Health)
  Ser 00A
  6.00%, 12/01/27                                       4,515         4,943,428
Michigan State Hosp Fin Auth
  (Marquette Gen Hosp Oblig Grp)
  Ser 05A
  5.00%, 5/15/26                                        1,150         1,179,693
Plymouth Ed Ctr Charter Sch Public Sch
  Academy Rev
  Ser 05
  5.375%, 11/01/30                                      2,000         2,035,720
Saginaw Hosp Fin Auth
  (Convenant Med Ctr)
  Ser 00F
  6.50%, 7/01/30                                        6,125         6,744,850
                                                                  -------------
                                                                     20,034,400
Minnesota-1.9%
Minneapolis & St. Paul Arpt Rev AMT
  FGIC Ser 00B
  6.00%, 1/01/21                                        3,520         3,774,214
Shakopee Health Care Facs
  (St Francis Regl Med Center)
  Ser 04
  5.10%, 9/01/25                                        2,700         2,827,494
St. Paul Hsg & Redev Auth Hosp Rev
  (Healtheast Proj)
  Ser 05
  6.00%, 11/15/25                                         500           552,420
Western Minnesota Municipal Pwr Agy
  FSA
  5.00%, 1/01/17                                        1,400         1,536,738
                                                                  -------------
                                                                      8,690,866
Missouri-0.7%
Kansas City Arpt Fac Rev
  (Cargo ACQ Grp)
  Ser 02
  6.25%, 1/01/30                                        1,980         2,113,709
Missouri Dev Fin Brd Infrastructure Fac
  Rev
  (Crackerneck Creek Project)
  Ser 05C
  5.00%, 3/01/26                                        1,000         1,031,490
                                                                  -------------
                                                                      3,145,199


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 25


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nevada-0.6%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj)
  RADIAN Ser 03A
  5.125%, 9/01/29                                  $    2,700     $   2,807,730

New Hampshire-1.3%
New Hampshire Bus Fin Auth PCR
  (Public Service Co) AMT
  Ser 93E
  6.00%, 5/01/21                                        4,000         4,173,680
New Hampshire Health & Ed Facs
  (Covenant Health)
  Ser 04
  5.375%, 7/01/24                                       1,680         1,789,939
                                                                  -------------
                                                                      5,963,619
New Jersey-4.6%
Morris-Union Jointure COP
  RADIAN Ser 04
  5.00%, 5/01/27                                        5,175         5,422,986
New Jersey Eco Dev Auth Rev
  (Sch Facs Constr)
  Ser 05
  5.25%, 3/01/25                                        6,200         6,702,944
New Jersey St Edl Facs Auth Rev
  AMBAC Ser 02A
  5.25%, 9/01/21                                        8,005         8,710,961
                                                                  -------------
                                                                     20,836,891
New York-5.7%
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj)
  5.75%, 5/01/25-5/01/26                                3,800         4,278,201
Liberty NY Dev Corp
  6.125%, 2/15/19(d)                                      850           882,444
New York City Ed Fac
  (Lycee Francais)
  ACA Ser 02C
  6.80%, 6/01/28                                        2,500         2,674,900
New York City GO
  Ser 04G
  5.00%, 12/01/23                                         895           946,731
  Ser 03A
  5.50%, 8/01/21                                        5,000         5,473,200
  Ser 03
  5.75%, 3/01/15                                        2,350         2,615,245
  Ser 03I
  5.75%, 3/01/17                                        1,900         2,114,453
New York City TFA
  Ser 05A-2
  5.00%, 11/01/17                                       5,000         5,437,600


26 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York State HFA
  (Eco Dev & Hsg)
  FGIC Ser 05A
  5.00%, 9/15/25                                   $    1,200     $   1,278,408
                                                                  -------------
                                                                     25,701,182
North Dakota-0.2%
Ward Cnty ND Health Care Fac
  (Trinity Health)
  5.125%, 7/01/18-7/01/20(e)                            1,000         1,061,449

Ohio-5.5%
Cleveland OH Pub Pwr Sys Rev
  FGIC Ser 06A
  5.00%, 11/15/18                                       2,335         2,544,519
Cleveland Cuyahoga Port Auth
  Ser 01
  7.35%, 12/01/31                                       5,400         5,833,026
Franklin Cnty
  (OCLC Online Computer Library Ctr)
  Ser 98A
  5.20%, 10/01/20                                       1,200         1,244,964
Port Auth of Columbiana Cnty SWR
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                       1,240         1,262,878
Toledo Lucas Cnty Port Auth Rev
  (Crocker Park Proj)
  Ser 03
  5.375%, 12/01/35                                      5,000         5,369,150
Toledo Lucas Cnty Port Fac Rev
  (CSX Transportation)
  Ser 92
  6.45%, 12/15/21                                       6,730         8,266,392
                                                                  -------------
                                                                     24,520,929
Oregon-1.3%
Forest Grove Rev
  (Ref & Campus Impt Pacific Proj A)
  RADIAN Ser 05A
  5.00%, 5/01/28                                        2,995         3,134,178
Oregon Hsg Dev Agy SFMR
  (Mtg Rev) AMT
  Ser 02B
  5.45%, 7/01/32                                        2,730         2,815,121
                                                                  -------------
                                                                      5,949,299
Pennsylvania-5.1%
Ephrata Area Sch Dist
  FGIC Ser 05
  5.00%, 3/01/22                                        2,565         2,745,012


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 27


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Harrisburg Arpt Auth
  (Susquehanna Arpt Proj) AMT
  Ser 99
  5.50%, 1/01/24                                    $     500     $     499,375
Montgomery Cnty Hosp Rev
  (Abington Mem Hosp)
  Ser 02A
  5.125%, 6/01/32                                       2,000         2,085,440
Montgomery Cnty IDA Rev
  (Whitemarsh Continuing Care)
  6.00%, 2/01/21                                        1,210         1,286,121
Pennsylvania HFA
  Ser 03-1235
  8.07%, 6/01/08(c)(f)                                    365           365,000
Pennsylvania HFA SFMR
  (Mtg Rev) AMT
  FSA Ser 03
  4.08%, 6/01/08(d)(f)                                  6,397         6,396,594
Pennsylvania Hgr Ed Hosp Rev
  (UPMC) Health Sys
  Ser 01A
  6.00%, 1/15/31                                        3,845         4,212,505
Philadelphia Auth IDR
  (Leadership Learning Partners)
  Ser 05A
  5.25%, 7/01/24                                        1,030         1,037,921
South Central Gen Auth Rev
  (Wellspan Health)
  MBIA Ser 01
  5.25%, 5/15/31                                          685           728,559
South Central Hosp Rev Prerefunded
  5.25%, 5/15/31(g)                                     3,115         3,364,169
                                                                  -------------
                                                                     22,720,696
Puerto Rico-1.1%
Puerto Rico Comwlth GO
  (Pub Impt)
  5.25%, 7/01/23                                        1,100         1,194,523
  (Pub Impt)
  Ser 03A
  5.25%, 7/01/23                                          500           532,890
  Ser 04A
  5.25%, 7/01/19                                        1,920         2,070,355
  Ser 01A
  5.50%, 7/01/19                                          500           565,925


28 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                   $     500     $     537,735
                                                                  -------------
                                                                      4,901,428
South Carolina-1.3%
Dorchester Cnty Sch Dist No 2
  (No 002 Installment Pur Rev)
  Ser 06
  5.00%, 12/01/30                                       1,500         1,568,850
Newberry Investing In Childrens Ed
  ASSURED GTY
  5.00%, 12/01/27                                       3,890         4,095,742
(Newberry Cnty Sch Dist Proj)
  Ser 05
  5.00%, 12/01/30                                         335           344,089
                                                                  -------------
                                                                      6,008,681
Tennessee-0.7%
Johnson City Hlth & Ed Facs Hosp Rev
  (First Mtg-MTN Sts Hlth)
  Ser 06A
  5.50%, 7/01/31                                        1,360         1,462,204
Sullivan Cnty Health Edl
  (Wellmont Health Sys Proj)
  5.00%, 9/01/22(e)                                     1,265         1,312,678
  (Wellmont Health Sys Proj)
  5.25%, 9/01/26(e)                                       275           288,766
                                                                  -------------
                                                                      3,063,648
Texas-13.7%
Brownwood ISD
  (Schl Bldg)
  5.25%, 2/15/22-2/15/24                                3,505         3,826,208
Corpus Christi Arpt Rev
  (Corpus Christi Int'l)
  FSA Ser 00B
  5.375%, 2/15/30                                       7,100         7,544,460
Dallas-Fort Worth Arpt Rev
  (Int'l Arpt)
  FGIC Ser 01
  5.50%, 11/01/35                                      13,400        14,146,648
Ector Cnty Sch Dist
  PSF-GTD Ser 03
  5.25%, 8/15/27                                        3,000         3,233,610
Garza Cnty Pub Fac Corp
  5.50%, 10/01/19                                         535           562,558
Grapevine Arpt Rev
  6.50%, 1/01/24                                        1,000         1,081,200


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 29


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Guadalupe-Blanco Riv Auth & Surp
  (Contract & Sub Wtr Res)
  MBIA Ser 04A
  5.00%, 8/15/24                                   $    1,440     $   1,503,029
Hidalgo Cnty Health Svcs
  (Mission Hosp Inc Proj)
  5.00%, 8/15/14-8/15/19                                  730           750,837
Houston Arpt Rev
  (Cargo ACQ Grp) AMT
  Ser 02
  6.375%, 1/01/23                                       3,000         3,226,650
Laredo ISD Pub Fac Corp Lease Rev
  AMBAC Ser 04A
  5.00%, 8/01/24                                        1,000         1,038,820
Lubbock
  (Ctfs Oblig-Tax & Wtrwks Surp)
  FSA
  5.125%, 2/15/24                                       3,335         3,580,089
Richardson Hosp Auth Rev
  (Richardson Regional)
  FSA Ser 04
  5.875%, 12/01/24                                      2,310         2,506,443
  Ser 04
  6.00%, 12/01/19                                       1,830         2,008,681
San Antonio GO Unrefunded
  Ser 02
  5.00%, 2/01/22                                        3,060         3,204,769
Seguin Hgr Ed Rev
  (Texas Lutheran Univ Project)
  Ser 04
  5.25%, 9/01/28                                        1,000         1,030,980
Texas Turnpike Auth
  AMBAC Ser 02A
  5.50%, 8/15/39                                        7,500         8,095,350
Tyler Hosp Rev
  (Mother Francis Regl Hlth)
  Ser 01
  6.00%, 7/01/31                                        3,900         4,195,269
                                                                  -------------
                                                                     61,535,601
Virgin Islands-1.8%
Virgin Islands Pub Fin Auth
  5.00%, 10/01/13-10/01/14                              2,025         2,205,559
  5.25%, 10/01/15-10/01/17                              5,460         6,057,219
                                                                  -------------
                                                                      8,262,778
Virginia-1.6%
Arlington IDA Hosp Rev
  (Arlington Hlth Sys)
  Ser 01
  5.25%, 7/01/31                                        1,000         1,079,530


30 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Bell Creek CDD
  Ser 03A
  6.75%, 3/01/22                                   $    1,462     $   1,525,071
Broad Street CDD
  (Parking Fac)
  Ser 03
  7.50%, 6/01/33                                        3,000         3,305,640
Pocahontas Pkwy Assoc Toll Rd Rev
  (Cap Appreciation) Sr
  Ser 98B
  Zero Coupon, 8/15/15                                  2,000         1,290,500
                                                                  -------------
                                                                      7,200,741
Washington-0.7%
Tacoma Solid Waste Util Rev
  XLCA Ser 06
  5.00%, 12/01/18                                       2,750         2,966,700

Wisconsin-0.9%
Milwaukee Arpt Rev
  (Cargo ACQ Corp) AMT
  Ser 02
  6.50%, 1/01/25                                        2,335         2,524,602
Wisconsin Hlth & Ed Fac Auth Rev
  (Bell Tower Residence Proj)
  Ser 05
  5.00%, 7/01/25                                        1,270         1,307,706
                                                                  -------------
                                                                      3,832,308

Total Long-Term Municipal Bonds
  (cost $404,145,067)                                               427,030,914

Short-Term Municipal Notes-5.0%
Alaska-0.2%
Valdez AK Marine Term Rev
  3.50%, 12/01/33(h)                                    1,000         1,000,000

Illinois-0.1%
Illinois Dev Fin Auth
  3.64%, 11/01/12(h)                                      500           500,000

Massachusetts-1.0%
Massachusetts GO
  (Central Artery)
  Ser 00B
  3.63%, 12/01/30(h)(i)                                 4,500         4,500,000

New York-2.8%
New York City GO
  Ser I
  3.60%, 4/01/36(h)                                     2,500         2,500,000


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 31


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York City Muni Wtr Fin Auth
  Ser 05 AA-1
  3.60%, 6/15/32(h)                                $    5,000     $   5,000,000
New York City TFA
  3.64%, 5/01/28(h)                                     5,000         5,000,000
                                                                  -------------
                                                                     12,500,000
Oklahoma-0.1%
Tulsa Cnty IDA
  (First Mtg Montercau)
  Ser 02A
  3.64%, 7/01/32(h)                                       500           500,000

Virginia-0.8%
Loudoun Cnty IDA Rev
  (Howard Hughes Med)
  Ser 03A
  3.64%, 2/15/38(h)                                     3,400         3,400,000

Total Short-Term Municipal Notes
  (cost $22,400,000)                                                 22,400,000

Total Investments-99.9%
  (cost $426,545,067)                                               449,430,914
Other assets less liabilities-0.1%                                      298,683

Net Assets-100.0%                                                 $ 449,729,597


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                        ------------------------
                                         Payments     Payments
                 Notional                  made       received      Unrealized
    Swap          Amount   Termination    by the        by the     Appreciation/
Counterparty      (000)        Date      Portfolio    Portfolio   (Depreciation)
-------------------------------------------------------------------------------
Citigroup        $4,700      6/22/07        BMA         2.962%      $(19,993)
Goldman Sachs     2,300      1/05/07        BMA         3.405%        (1,054)
JP Morgan         4,400      4/05/07        BMA         2.988%       (12,062)
JP Morgan         2,200     10/01/07        BMA         3.635%         2,338
Merrill Lynch     2,200      7/12/08        BMA         3.815%        13,663


32 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


(a)  Illiquid security, valued at fair value. (See note A)

(b)  Security is in default of scheduled sinking fund payments.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the market value of these securities amounted to $4,318,893 or 1.0% of net assets.

(d)  Private Placement.

(e)  When-Issued security.

(f)  Variable Rate Coupon, rate shown as of October 31, 2006.

(g) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(h) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i) Position, or a portion thereof, has been segregated to collateralize when issued securities.

Glossary:
ACA          - American Capital Access Financial Guaranty Corporation
AMBAC        - American Bond Assurance Corporation
AMT          - Alternative Minimum Tax (subject to)
ASSURED GTY  - Assured Guaranty
BMA          - Bond Market Association
CDA          - Community Development Administration
CDD          - Community Development District
CFD          - Community Facilities District
COP          - Certificate of Participation
FGIC         - Financial Guaranty Insurance Company
FHLMC        - Federal Home Loan Mortgage Corporation
FNMA         - Federal National Mortgage Association
FSA          - Financial Security Assurance Inc.
GNMA         - Government National Mortgage Association
GO           - General Obligation
HDA          - Housing Development Authority
HFA          - Housing Finance Authority
IDA          - Industrial Development Authority/Agency
IDR          - Industrial Development Revenue
ISD          - Independent School District
MBIA         - Municipal Bond Investors Assurance
MFHR         - Multi-Family Housing Revenue
MTN          - Medium Term Note
PCR          - Pollution Control Revenue
PSF-GTD      - (Texas) Permanent Schools Funds
RADIAN       - Radian Group, Inc.
SFMR         - Single Family Mortgage Revenue
SWR          - Solid Waste Revenue
TFA          - Transitional Finance Authority
UPMC         - University of Pittsburgh Medical Center
XLCA         - XL Capital Assurance Inc.


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 33


INSURED NATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-100.2%

Long-Term Municipal Bonds-100.2%
Alabama-0.7%
Jefferson Cnty Wtr & Swr Rev
  FGIC Ser 02B
  5.00%, 2/01/41                                    $     625     $     671,350
  FGIC Ser 02B Prerefunded
  5.00%, 2/01/41                                          375           401,805
                                                                  -------------
                                                                      1,073,155
Alaska-1.8%
Alaska HFC SFMR
  (Mtg Rev)
  MBIA Ser 97A
  6.00%, 6/01/27                                        2,635         2,638,926

California-6.5%
California GO
  AMBAC Ser 02B
  5.00%, 4/01/27                                        3,000         3,140,100
  FSA Ser 03
  5.00%, 2/01/29                                        1,445         1,515,660
  5.125%, 2/01/28                                       1,500         1,581,000
Golden St Tobacco Settlement Bonds
  XLCA Ser 03B
  5.50%, 6/01/33                                        2,000         2,220,740
San Bernardino Cnty Redev ETM
  (Ontario Proj #1)
  MBIA Ser 93
  5.80%, 8/01/23                                        1,000         1,120,720
                                                                  -------------
                                                                      9,578,220
Colorado-7.0%
Midcities Met Dist No 2
  RADIAN
  5.125%, 12/01/21                                      1,000         1,071,090
Northwest Parkway Toll Rev
  FSA Ser 01C
  5.80%, 6/15/25(a)                                     9,000         8,174,340
SBC Met Dist
  ACA Ser 05
  5.00%, 12/01/29                                       1,000         1,035,380
                                                                  -------------
                                                                     10,280,810
Florida-2.1%
Volusia Cnty Hlth Fac
  (John Knox Village)
  RADIAN Ser 96A
  6.00%, 6/01/17                                        3,000         3,063,690


34 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Illinois-7.5%
Chicago Arpt Rev
  (O'Hare Int'l Arpt)
  XLCA Ser 03B-1
  5.25%, 1/01/34                                   $    1,700     $   1,810,398
Chicago Stadium Rev
  (Soldier Field)
  AMBAC Ser 01
  5.50%, 6/15/30(a)                                     8,000         7,379,920
Met Pier & Expo Auth
  (McCormick Place)
  MBIA Ser 02A
  5.25%, 6/15/42                                        1,750         1,861,195
                                                                  -------------
                                                                     11,051,513
Louisiana-1.8%
Ernest N Morial-New Orleans
  (Exhibit Hall Auth Spl Tax)
  5.25%, 7/15/16-7/15/17                                  815           871,640
New Orleans GO
  MBIA Ser 05
  5.00%, 12/01/29                                         570           600,147
  5.25%, 12/01/21                                       1,135         1,231,282
                                                                  -------------
                                                                      2,703,069
Massachusetts-6.2%
Massachusetts Hlth & Ed Fac Hosp Rev
  (Berkshire Hlth Sys)
  RADIAN Ser 01E
  5.70%, 10/01/25                                       6,800         7,410,980
  (Cape Cod Healthcare)
  RADIAN Ser 01C
  5.25%, 11/15/31                                       1,600         1,692,192
                                                                  -------------
                                                                      9,103,172
Michigan-7.8%
Detroit Wtr Supply Sys
  FGIC Ser 01B
  5.50%, 7/01/33                                        1,450         1,584,024
Kalamazoo Hosp Fin Auth Rev
  (Borgess Med Ctr)
  FGIC Ser 94A ETM
  6.708%, 6/01/11(b)(c)                                 5,140         5,154,803
Michigan
  (Trunk Line Fund)
  FSA Ser 01A
  5.25%, 11/01/30                                       1,000         1,075,760
Michigan Mun Bd Auth Rev
  (Sch Dist City of Detroit)
  FSA Ser 05
  5.00%, 6/01/20                                        1,500         1,602,345


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 35


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pontiac Tax Increment
  ACA Ser 02
  5.625%, 6/01/22                                   $     700     $     750,701
Royal Oak Hosp Fin Auth Rev
  (William Beaumont Hosp)
  MBIA Ser 01M
  5.25%, 11/15/35                                       1,300         1,357,135
                                                                  -------------
                                                                     11,524,768
Minnesota-4.4%
Waconia Hlth Care Fac Rev
  (Ridgeview Med Ctr)
  RADIAN Ser 99A
  6.125%, 1/01/29                                       6,095         6,490,565

Nevada-1.5%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj)
  RADIAN Ser 03A
  5.125%, 9/01/29                                       2,100         2,183,790

New Hampshire-1.7%
New Hampshire Hosp Rev
  (Mary Hitchcock Hosp)
  FSA Ser 02
  5.50%, 8/01/27                                        2,250         2,445,210

New Jersey-4.8%
Morris-Union Jointure COP
  RADIAN Ser 04
  5.00%, 5/01/27                                        1,700         1,781,464
New Jersey Ed Facs Auth Rev
  (Higher Ed Cap Impt)
  AMBAC Ser 02A
  5.125%, 9/01/22                                       2,500         2,704,150
New Jersey St Edl Facs Auth Rev
  5.25%, 9/01/21                                        2,420         2,633,420
                                                                  -------------
                                                                      7,119,034
New York-6.5%
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj)
  FSA Ser 04
  5.75%, 5/01/26                                        1,300         1,463,072
Nassau Cnty Hlth Fac
  (Nassau Hlth Sys Rev)
  FSA Ser 99
  5.75%, 8/01/29                                        7,600         8,177,372
                                                                  -------------
                                                                      9,640,444


36 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
North Carolina-0.7%
North Carolina Eastern Municipal Pwr Agy
  Pwr Sys Rev
  AMBAC Ser 05A
  5.25%, 1/01/20                                   $    1,000     $   1,094,230

Ohio-9.2%
City of Cleveland OH
  FGIC Ser 06A
  5.00%, 11/15/18                                         500           544,865
Hamilton Cnty Sales Tax Rev
  AMBAC Ser 00B
  5.25%, 12/01/32                                       7,100         7,470,904
Summit Cnty GO Prerefunded
  FGIC Ser 00
  6.00%, 12/01/21                                       5,000         5,508,400
                                                                  -------------
                                                                     13,524,169
Pennsylvania-9.7%
Allegheny Cnty Hgr Ed Rev
  (Carnegie Mellon Univ)
  Ser 02
  5.50%, 3/01/28                                        6,665         7,239,923
Pennsylvania Turnpike Transp Rev
  AMBAC Ser 01
  5.25%, 7/15/41                                        6,500         7,035,080
                                                                  -------------
                                                                     14,275,003
Puerto Rico-5.1%
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-1
  5.25%, 7/01/22(d)                                     6,935         7,505,959

Rhode Island-4.8%
Rhode Island Eco Dev Auth
  (Providence Place Mall Proj)
  ASSET GTY Ser 00
  6.125%, 7/01/20                                       6,500         7,165,470

South Carolina-2.0%
Dorchester Cnty Sch Dist No 2
  ASSURED GTY
  5.00%, 12/01/29                                         400           423,028
Newberry Investing In Childrens Ed
  ASSURED GTY
  5.00%, 12/01/27                                       2,335         2,458,498
(Newberry Cnty Sch Dist Proj)
  Ser 05
  5.00%, 12/01/30                                         115           118,120
                                                                  -------------
                                                                      2,999,646


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 37


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Texas-6.0%
Carrollton Texas
  (Ref & Impt)
  AMBAC
  5.25%, 8/15/25                                    $   4,300     $   4,659,179
Guadalupe-Blanco Riv Auth & Surp
  (Contract & Sub Wtr Res)
  MBIA Ser 04A
  5.00%, 8/15/24                                          455           474,915
San Antonio GO
  Ser 02
  5.00%, 2/01/23                                        1,485         1,551,677
Texas Turnpike Auth
  AMBAC Ser 02A
  5.50%, 8/15/39                                        2,000         2,158,760
                                                                  -------------
                                                                      8,844,531
Washington-0.6%
Tacoma Solid Waste Util Rev
  XLCA Ser 06
  5.00%, 12/01/18                                         865           933,162

West Virginia-1.8%
Fairmont Higher Ed
  (Fairmont St Col)
  FGIC Ser 02A
  5.375%, 6/01/27                                       2,500         2,707,250

Total Investments-100.2%
  (cost $137,770,353)                                               147,945,786
Other assets less liabilities-(0.2)%                                   (224,521)

Net Assets-100.0%                                                 $ 147,721,265


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                        ------------------------
                                         Payments     Payments
                 Notional                  made       received      Unrealized
    Swap          Amount   Termination    by the       by the      Appreciation/
Counterparty      (000)       Date      Portfolio    Portfolio    (Depreciation)
-------------------------------------------------------------------------------
Citigroup         $1,600     6/22/07       BMA         2.962%       $  (6,806)
Goldman Sachs        800     1/05/07       BMA         3.405%            (366)
JP Morgan          1,500     4/05/07       BMA         2.988%          (4,112)
JP Morgan            800    10/01/07       BMA         3.635%             850
Merrill Lynch        700     7/12/08       BMA         3.815%           4,347
Merrill Lynch      1,000    10/21/16       BMA         4.129%          38,591
Merrill Lynch      2,500     7/30/26      4.090%        BMA           (76,371)
Merrill Lynch(e)   2,500    11/15/26      4.378%        BMA          (159,830)


38 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b)  Variable rate coupon, rate shown as of October 31, 2006.

(c) Inverse Floater Security--Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(d) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e) Represents a forward interest rate swap whose effective date for the exchange of cash flows is November 15, 2006.

Glossary:
ACA          - American Capital Access Financial Guarantee Corporation
AMBAC        - American Bond Assurance Corporation
ASSET GTY    - Asset Guaranty Insurance Company
ASSURED GTY  - Assured Guaranty
BMA          - Bond Market Association
COP          - Certificate of Participation
ETM          - Escrow to Maturity
FGIC         - Financial Guarantee Insurance Company
FSA          - Financial Security Assurance Inc.
GO           - General Obligation
HFC          - Housing Finance Corporation
IDA          - Industrial Development Authority/Agency
MBIA         - Municipal Bond Investors Assurance
RADIAN       - Radian Group, Inc.
SFMR         - Single Family Mortgage Revenue
XLCA         - XL Capital Assurance Inc.


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 39


NEW YORK PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-100.9%

Long-Term Municipal Bonds-93.8%
New York-82.8%
Cattaraugus Cnty Hgr Ed
  (Jamestown)
  Ser 00A
  6.50%, 7/01/30                                   $    1,000     $   1,116,870
Cortland Cnty Hosp Rev
  (Cortland Mem Hosp)
  RADIAN Ser 02
  5.25%, 7/01/32                                        2,700         2,864,106
Erie Cnty
  (Pub Impt)
  MBIA Ser 05A
  5.00%, 12/01/20                                       5,990         6,460,994
Erie Cnty IDA Sch Fac Rev
  (Buffalo Sch Dist Proj)
  FSA Ser 04
  5.75%, 5/01/25                                        1,400         1,577,562
  (Buffalo Sch Dist Proj) FHA
  FSA
  5.75%, 5/01/24                                        2,400         2,706,072
Glen Cove IDR
  (The Regency at Glen Cove) ETM
  Ser 92B
  Zero Coupon, 10/15/19                                11,745         6,952,570
Hempstead Hgr Ed
  (Adelphi Univ Civic Fac)
  Ser 02
  5.50%, 6/01/32                                        1,000         1,071,710
Herkimer Cnty IDR Hgr Ed
  (Herkimer CC Stud Hsg)
  Ser 00
  6.50%, 11/01/30                                       2,000         2,202,980
  Appleridge Retrmt Cmnty Inc
  GNMA Ser 99
  5.75%, 9/01/41                                        4,000         4,265,560
Liberty NY Dev Corp
  6.125%, 2/15/19(a)                                      900           934,353
Long Island Power Auth Elec Rev
  FGIC Ser 06A
  5.00%, 12/01/19                                       4,300         4,674,874
  FSA Ser 01A
  5.25%, 9/01/28                                       10,000        10,583,800
FGIC Ser 06A
  5.00%, 12/01/24                                       4,000         4,285,920


40 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Monroe Cnty MFHR
  (Southview Towers Proj) AMT
  SONYMA Ser 00
  6.25%, 2/01/31                                   $    1,130     $   1,227,655
Montgomery Cnty IDA Lease Rev
  (HFM Boces)
  XLCA Ser 05A
  5.00%, 7/01/24                                        1,500         1,584,885
MTA NY Dedicated Tax Fund
  MBIA
  5.00%, 11/15/18                                       6,890         7,550,200
MTA NY Dedicated
  5.00%, 11/15/21(b)(c)                                 5,000         5,431,350
MTA of New York Rev
  Ser 05F
  5.00%, 11/15/30                                       3,500         3,695,160
New York City Ed Fac
  (Lycee Francais)
  ACA Ser 02C
  6.80%, 6/01/28                                        2,500         2,674,900
  (Magen David Yeshivah Proj)
  ACA Ser 02
  5.70%, 6/15/27                                        2,500         2,681,075
  (Spence School)
  5.20%, 7/01/34                                        3,155         3,349,853
New York City GO
  FSA Ser 04E
  5.00%, 11/01/21                                       4,000         4,274,200
  Ser 04G
  5.00%, 12/01/23                                       3,225         3,411,405
  Ser 04I
  5.00%, 8/01/21                                       11,400        12,081,948
  Ser 05J
  5.00%, 3/01/24                                        5,000         5,289,150
  XLCA Ser 04I
  5.00%, 8/01/18                                       10,000        10,742,400
  Ser 03
  5.75%, 3/01/15                                        2,350         2,615,244
  Ser 03I
  5.75%, 3/01/17                                        1,900         2,114,453
  Prerefunded
  Ser 01B
  5.50%, 12/01/31                                      11,995        13,113,534
  Unrefunded
  5.50%, 12/01/31                                           5             5,389
New York City HDC
  (NYC Hsg Auth)
  FGIC Ser 05P6-A
  5.00%, 7/01/19                                       10,000        10,725,400


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 41


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York City HDC MFHR
  (Rental Hsg) AMT
  Ser 01C-2
  5.40%, 11/01/33                                  $    3,030     $   3,137,323
  Ser 02A
  5.50%, 11/01/34                                       1,250         1,296,700
New York City Hlth & Hosp Rev
  AMBAC Ser 03A
  5.25%, 2/15/22                                        5,700         6,124,821
New York City Hosp Rev
  (Health Sys)
  FSA Ser 02A
  5.125%, 2/15/23                                       1,500         1,583,220
New York City IDA
  (Brooklyn Navy Yard) AMT
  Ser 97
  5.75%, 10/01/36                                       3,000         3,039,570
  (Staten Island Hosp)
  Ser 01B
  6.375%, 7/01/31                                       1,965         2,056,196
New York City IDA Spl Fac
  (Airis JFK Proj)
  Ser 01A
  5.50%, 7/01/28                                        9,000         9,233,460
New York City IDA Spl Fac Rev
  (Terminal One Group Assc Proj)
  Ser 05
  5.50%, 1/01/24(b)                                       800           867,592
New York City Muni Wtr
  Ser 03A
  5.00%, 6/15/27                                        1,000         1,049,880
New York City Spec Fac
  (Museum of Modern Art)
  AMBAC Ser 01D
  5.125%, 7/01/31                                      14,000        14,840,980
New York City TFA
  Ser 05A-2
  5.00%, 11/01/17                                       5,000         5,437,600
  Ser 02A
  5.50%, 11/01/26(b)                                    5,000         5,409,350
New York City TFA Future Tax Secured
  MBIA Ser 03D
  5.25%, 2/01/18                                       10,000        10,804,500
New York City TFA Prerefunded
  Ser 00B
  6.00%, 11/15/29                                       6,000         6,551,640
New York Convention Ctr Dev Corp Rev
  (Hotel Unit Fee Secured)
  AMBAC Ser 05
  5.00%, 11/15/30                                      10,000        10,642,500


42 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York State Dorm Auth Rev
  (Westchester Cnty Court Facs Lease)
  Ser 06A
  5.00%, 8/01/17                                   $    9,510     $  10,415,352
New York State Dorm Auth Revs
  (Cabrini of Westchester)
  5.10%, 2/15/26                                        1,900         2,064,540
New York State Dorm Auth
  (State University Dorm Facilities)
  Prerefunded 7/1/12
  Ser 02
  5.00%, 7/01/32                                        4,000         4,292,800
New York State Dorm Auth
  (FHA Insd Maimonides)
  MBIA Ser 04
  5.75%, 8/01/29                                        3,515         3,993,602
New York State Dorm Auth Hlth Fac
  (Eger Rehab Ctr) FHA
  FHA Ser 00
  6.10%, 8/01/37                                        3,575         3,919,165
  (Nursing Home)
  FHA Ser 02-34
  5.20%, 2/01/32                                        3,965         4,285,015
New York State Dorm Auth Hosp Rev
  (Mem Sloan-Kettering Ctr)
  MBIA Ser 03A
  5.00%, 7/01/22                                        5,000         5,295,600
  (Mount Sinai NYU Health System)
  Ser 00
  6.50%, 7/01/25                                        4,000         4,333,200
New York State Dorm Auth Lease Rev
  (Master Boces Program Wayne Finger)
  FSA Ser 04
  5.00%, 8/15/23                                        3,175         3,372,263
New York State Dorm Auth MFHR
  (Joachim & Anne Residence)
  Ser 02
  5.25%, 7/01/27                                        1,000         1,044,670
New York State Dorm Auth Rev
  (Leake & Watts Svcs Inc)
  5.00%, 7/01/22-7/01/23                                3,275         3,476,439
  (Montefiore Hosp)
  FGIC FHA Ser 04
  5.00%, 8/01/23                                        5,000         5,311,800


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 43


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York State Dorm Auth Rev
  (New York University)
  FGIC Ser 04A
  5.00%, 7/01/24                                   $    2,240     $   2,381,882
  (University of Rochester)
  5.25%, 7/01/21-7/01/24                                1,825         1,978,614
New York State Energy Res & Dev Auth
  Elec Rev
  (Long Island Ltg Co) AMT
  Ser 95A
  5.30%, 8/01/25                                        7,500         7,789,800
New York State MTA
  Ser 02A
  5.125%, 11/15/31                                      5,500         5,801,565
  5.25%, 11/15/30                                      10,000        10,664,000
  Ser 02
  5.25%, 11/15/31                                       5,000         5,315,500
New York State Mtg Agy SFMR
  (Mtg Rev) AMT
  Ser 01-31A
  5.30%, 10/01/31                                       8,500         8,710,885
  Ser 82
  5.65%, 4/01/30                                        3,170         3,178,622
New York State SFMR
  (Mtg Rev) AMT
  Ser 01-29
  5.45%, 4/01/31                                        9,000         9,291,060
New York State Twy Auth
  AMBAC Ser 05B
  5.00%, 4/01/21                                        7,500         8,086,425
  FGIC Ser 05B
  5.00%, 4/01/17                                       12,750        13,917,135
New York State Twy Auth (State Pers Income Tax)
  AMBAC Ser 04A
  5.00%, 3/15/24                                        5,000         5,323,950
New York State UDC
  (Empire State)
  Ser 02A
  5.25%, 3/15/32                                        3,945         4,277,958
  (State Pers Income Tax)
  AMBAC Ser 05A-1
  5.00%, 12/15/25                                       2,450         2,627,772
Niagara Frontier Trans Arpt Rev
  (Buffalo Niagara) AMT
  MBIA
  5.625%, 4/01/29                                       2,500         2,623,950
Onondaga Cnty IDA Airport Fac
  (Cargo ACQ) AMT
  Ser 02
  6.125%, 1/01/32                                       1,000         1,061,890


44 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Onondaga Cnty IDA Swr Rev
  (Anheuser Busch) AMT
  Ser 99
  6.25%, 12/01/34                                  $    2,000     $   2,147,600
Onondaga Cnty PCR
  (Bristol-Meyers Squibb) AMT
  5.75%, 3/01/24                                        4,000         4,665,640
Port Auth NY & NJ
  (JFK Int'l Airport Proj) AMT
  MBIA Ser 97-6
  5.75%, 12/01/22                                       6,820         7,086,185
Sachem Cent SD NY Holbrook
  5.00%, 10/15/21-10/15/22(c)                           5,415         5,875,107
Spencerport Uni Sch Dist
  MBIA Ser 02
  5.00%, 6/15/21                                        2,500         2,660,675
Tobacco Settlement Bond
  Ser 03A-1
  5.50%, 6/01/14                                        5,000         5,234,250
Western Nassau Cnty Wtr Auth Wtr Sys
  Rev
  AMBAC Ser 05
  5.00%, 5/01/24                                        1,945         2,079,574
Yonkers IDA Hlth Fac
  (Malotz Pavillion Proj)
  MBIA FHA Ser 99
  5.65%, 2/01/39                                          700           732,606
                                                                  -------------
                                                                    399,657,995
Arizona-0.2%
Goodyear IDA Water & Sewer Rev
  (Litchfield Pk Svc Proj) AMT
  Ser 01
  6.75%, 10/01/31                                       1,000         1,096,220

California-0.2%
California State GO
  Ser 04
  5.20%, 4/01/26                                          350           374,147
  Ser 03
  5.25%, 11/01/25                                         650           697,508
                                                                  -------------
                                                                      1,071,655
Florida-2.9%
Crossings at Fleming Island CDD
  (Eagle Harbor)
  Ser 00C
  7.10%, 5/01/30                                        5,500         5,886,870
Fiddlers Creek CDD
  Ser 99B
  5.80%, 5/01/21                                          840           868,686
  Ser 96
  7.50%, 5/01/18                                        2,630         2,685,467


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 45


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hammock Bay CDD
  (Special Assessment)
  Ser 04A
  6.15%, 5/01/24                                   $      800     $     861,688
Manatee Cnty CDD
  (Heritage Harbor South)
  Ser 02B
  5.40%, 11/01/08                                          10            10,052
Marshall Creek CDD
  Ser 02A
  6.625%, 5/01/32                                         950         1,012,548
Midtown Miami CDD
  Ser 04A
  6.00%, 5/01/24                                        2,500         2,731,725
                                                                  -------------
                                                                     14,057,036
Georgia-0.1%
Atlanta Tax Allocation
  (Eastside Proj)
  Ser 05B
  5.60%, 1/01/30                                          500           521,740

Guam-0.1%
Guam Govt Wtrwks Auth Wtr & Wastewtr
  Sys Rev
  Ser 05
  6.00%, 7/01/25                                          500           548,445

Illinois-0.9%
Antioch Village Spcl Svc Area
  (Clublands Proj)
  Ser 03
  6.625%, 3/01/33                                       1,000         1,060,780
Plano Spl Svc Area No. 3 Spl Tax
  (Lakewood Springs Proj)
  Ser 05A
  5.95%, 3/01/28                                        1,350         1,385,316
Yorkville Spl Svc Area
  (Raintree Vlg Proj)
  Ser 03
  6.875%, 3/01/33                                       1,951         2,097,930
                                                                  -------------
                                                                      4,544,026
Nevada-0.5%
Clark Cnty Impt Dist No. 142
  6.10%, 8/01/18                                        1,500         1,553,220
Henderson Local Impt Dist
  5.80%, 3/01/23                                          895           924,392
                                                                  -------------
                                                                      2,477,612
New Jersey-0.4%
Garden St Pres Tr Open Space & Farmland
  FSA Ser 05A
  5.80%, 11/01/17                                       1,500         1,735,410


46 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Ohio-0.3%
Port Auth of Columbiana Cnty SWR
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                  $    1,200     $   1,222,140

Puerto Rico-4.7%
Puerto Rico Comwlth GO
  (Pub Impt)
  5.25%, 7/01/23                                        1,600         1,737,488
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                          915         1,035,643
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                         500           537,735
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-1
  5.25%, 7/01/22(d)                                    10,000        10,823,300
Puerto Rico HFA
  (Cap Fd Prog)
  HUD LN
  5.00%, 12/01/20                                       5,215         5,526,961
Puerto Rico HFC SFMR
  (Mtg Rev)
  GNMA/FNMA/FHLMC Ser 01A
  5.20%, 12/01/33                                       1,720         1,763,946
Puerto Rico Municipal Finance Agency
  Ser 05A
  5.25%, 8/01/23                                          935         1,009,005
                                                                  -------------
                                                                     22,434,078
Virginia-0.7%
Bell Creek CDD
  Ser 03A
  6.75%, 3/01/22                                          487           508,009
Broad Street CDA
  (Parking Fac)
  Ser 03
  7.50%, 6/01/33                                        2,680         2,953,038
                                                                  -------------
                                                                      3,461,047

Total Long-Term Municipal Bonds
  (cost $429,918,163)                                               452,827,404

Short-Term Municipal Notes-7.1%
New York-3.2%
Monroe Cnty NY IDA
  3.54%, 1/15/32(e)                                     2,500         2,500,000


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 47


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MTA New York Svc Contract
  SubSer G-2
  3.62%, 11/01/26(e)                               $      900     $     900,000
New York City
  3.60%, 8/01/22(e)                                     1,400         1,400,000
New York City HDC Mtg Rev
  (Res E 17th St)
  3.61%, 1/01/23(e)                                       500           500,000
New York City Muni Wtr Fin Auth
  Ser 05 AA-1
  3.60%, 6/15/32(e)                                       500           500,000
  FGIC
  3.62%, 6/15/23(e)                                     3,500         3,500,000
New York NY Adj-Subser
  FSA
  3.58%, 11/01/26(e)                                    1,500         1,500,000
New York NY GO
  Ser 94a
  3.58%, 8/01/22(e)                                     2,500         2,500,000
Port Auth NY & NJ Spl Oblig Rev
  3.58%, 6/01/20(e)                                     2,100         2,100,000
                                                                  -------------
                                                                     15,400,000
Alaska-1.0%
Valdez Alaska Marine Term Rev
  (BP Pipelines, Inc. Proj)
  3.64%, 7/01/37(e)                                       500           500,000
Valdez Marine Term Rev
  (BP Pipelines Project)
  Ser 03B
  3.64%, 7/01/37(e)                                     4,000         4,000,000
  (BP Pipelines, Inc. Proj)
  Ser 03C
  3.64%, 7/01/37(e)                                       500           500,000
                                                                  -------------
                                                                      5,000,000
Florida-2.0%
Jacksonville FL
  MBIA
  3.60%, 8/15/19(e)                                     2,500         2,500,000
Manatee Cnty FL Pollutn
  3.62%, 9/01/24(e)(f)                                  6,910         6,910,000
                                                                  -------------
                                                                      9,410,000
South Carolina-0.9%
South Carolina Edl Facs
  3.60%, 10/01/39(e)(f)                                 4,400         4,400,000

Total Short-Term Municipal Notes
  (cost $34,210,000)                                                 34,210,000


48 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-100.9%
  (cost $464,128,163)                                             $ 487,037,404
Other assets less liabilities-(0.9)%                                 (4,307,754)

Net Assets-100.0%                                                 $ 482,729,650


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                        ------------------------
                                          Payments    Payments
                 Notional                   made      received     Unrealized
    Swap          Amount   Termination     by the     by the      Appreciation/
Counterparty      (000)        Date      Portfolio   Portfolio   (Depreciation)
-------------------------------------------------------------------------------
Citigroup        $4,800      6/22/07        BMA        2.962%      $(20,419)
Citigroup         2,200      1/25/26        BMA        4.108%        68,416
Goldman Sachs     2,400      1/05/07        BMA        3.405%        (1,099)
JP Morgan         4,300      4/05/07        BMA        2.988%       (11,788)
JP Morgan         2,400     10/01/07        BMA        3.635%         2,550
JP Morgan         4,500      6/15/15      3.777%         BMA        (57,001)
Merrill Lynch     2,300      7/12/08        BMA        3.815%        14,284
Merrill Lynch     3,100     10/01/16        BMA        4.148%       124,876


(a)  Private Placement.

(b)  Variable rate coupon, rate shown as of October 31, 2006.

(c)  When-Issued security.

(d) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f) Position, or a portion thereof, has been segregated to collateralize when issued securities.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 49


Glossary:
ACA     - American Capital Access Financial Guaranty Corporation
AMBAC   - American Bond Assurance Corporation
AMT     - Alternative Minimum Tax (subject to)
BMA     - Bond Market Association
CCRC    - Congregate Care Retirement Center
CDA     - Community Development Administration
CDD     - Community Development District
ETM     - Escrow to Maturity
FGIC    - Financial Guarantee Insurance Company
FHA     - Federal Housing Administration
FHLMC   - Federal Home Loan Mortgage Corporation
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDC     - Housing Development Corporation
HFA     - Housing Finance Authority
HFC     - Housing Finance Corporation
HUDLN   - Department of Housing and Urban Development
IDA     - Industrial Development Authority/Agency
IDR     - Industrial Development Revenue
MBIA    - Municipal Bond Investors Assurance
MFHR    - Multi-Family Housing Revenue
MTA     - Metropolitan Transportation Authority
PCR     - Pollution Control Revenue
RADIAN  - Radian Group, Inc.
SFMR    - Single Family Mortgage Revenue
SONYMA  - State of New York Mortgage Agency
SWR     - Solid Waste Revenue
TFA     - Transitional Finance Authority
UDC     - Urban Development Corporation
XLCA    - XL Capital Assurance Inc.


See notes to financial statements.


50 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-98.0%

Long-Term Municipal Bonds-96.5%
California-93.7%
Acalanes California Union High Sch Dist
  (Ref-2013 Crossover)
  FSA Ser 05B
  5.25%, 8/01/24(a)                                $    3,000     $   3,316,200
Banning Util Auth Wtr & Enterprise Rev
  (Ref & Impt Proj)
  FGIC Ser 05
  5.25%, 11/01/30                                       7,265         7,994,551
California Dept of Wtr Res
  Ser 02A
  5.375%, 5/01/21                                       3,000         3,310,080
California Ed Facs Auth Rev
  (University of Pacific)
  Ser 04
  5.00%, 11/01/20                                       1,000         1,055,240
  5.00%, 2/01/33                                        6,925         7,227,899
  5.25%, 11/01/34                                       1,000         1,074,190
  (University of Pacific)
  5.00%, 11/01/21                                         990         1,046,539
California GO
  5.00%, 2/01/32                                       13,200        13,742,916
  5.125%, 2/01/28-6/01/31                               5,230         5,486,193
  5.25%, 2/01/30                                       14,000        14,738,360
California GO
  MBIA Ser 02
  5.00%, 2/01/32                                        3,500         3,648,750
  MBIA-IBC Ser 03
  5.25%, 2/01/16                                        2,050         2,238,743
  Ser 02
  5.25%, 4/01/30                                        1,175         1,241,693
  Ser 03
  5.25%, 2/01/24                                        3,500         3,751,895
  Ser 04
  5.30%, 4/01/29                                        6,400         6,882,112
California Health Fac Auth
  (Cottage Hlth Sys)
  MBIA Ser 03B
  5.00%, 11/01/23                                       2,500         2,635,625
  (Lucile Salter Packard Hosp)
  AMBAC Ser 03C
  5.00%, 8/15/21                                        3,365         3,556,839


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 51


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California HFA SFMR
  (Mtg Rev) AMT
  Ser 99A-2
  5.25%, 8/01/26                                   $    1,705     $   1,725,426
  (Mtg Rev) FHA AMT
  FHA Ser 95A-2
  6.45%, 8/01/25                                          265           266,821
California Hgr Ed
  (Col of Arts & Crafts)
  Ser 01
  5.875%, 6/01/30                                       2,200         2,326,588
California Poll Ctl Fin Auth
  (Pacific Gas & Elec) AMT
  MBIA Ser 96A
  5.35%, 12/01/16                                      15,500        16,735,815
  (So Calif Edison) AMT
  MBIA Ser 99C
  5.55%, 9/01/31                                        7,950         8,340,424
  (Tracy Material Recovery) AMT
  ACA Ser 99A
  5.70%, 8/01/14                                        3,670         3,747,253
California Pub Wks Bd Lease Rev
  (Coalinga)
  5.50%, 6/01/22-6/01/23                                6,790         7,410,752
  (Dept of Hlth Svcs-Richmond Lab)
  XLCA Ser 05B
  5.00%, 11/01/30                                       1,270         1,338,643
  (Univ of Calif Proj)
  Ser 05C
  5.00%, 4/01/23                                        3,130         3,328,598
  (Various Univ Calif Projs)
  Ser 04F
  5.00%, 11/01/26                                       8,065         8,493,655
California Rural MFA SFMR
  (Mtg Rev) AMT
  GNMA/FNMA Ser 99A
  5.40%, 12/01/30                                         355           363,463
  MBIA Ser 99A
  5.40%, 12/01/30                                         875           897,452
  GNMA/FNMA Ser 00D
  6.00%, 12/01/31                                         480           480,365
  GNMA/FNMA Ser 00B
  6.25%, 12/01/31                                         150           150,421
California State Dept of Wtr Res Pwr Sup
  Rev
  (Prerefunded)
  FGIC Ser 02A
  5.125%, 5/01/18                                      10,000        10,909,400
  XLCA Ser A
  5.375%, 5/01/17                                      10,000        11,033,600


52 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California State University Rev
  FGIC Ser 03A
  5.00%, 11/01/22                                  $    6,000     $   6,368,340
California Statewide CDA
  (Kaiser Hosp)
  Ser 01A
  5.55%, 8/01/31                                       18,000        19,273,320
  (San Diego Space & Science)
  Ser 96
  7.50%, 12/01/16                                       2,570         2,753,575
California Statewide CDA Ed Fac
  (Drew College Prep)
  Ser 00
  7.25%, 10/01/30(b)                                    8,000         8,589,200
  (Saint Mark's Sch)
  Ser 01
  6.75%, 6/01/28(b)                                     2,555         2,690,849
  (Sonoma Cnty Day Sch)
  Ser 99
  6.00%, 1/01/29(b)                                    11,315        12,002,273
  (Wildwood Elem Sch)
  Ser 01
  7.00%, 11/01/29(b)                                    3,915         4,209,604
  (Windward Sch)
  Ser 99
  6.90%, 9/01/23(b)                                     1,960         2,009,216
California Statewide CDA Rev
  (Daughters of Charity Health)
  Ser 05A
  5.25%, 7/01/24                                        3,225         3,432,400
California Statewide MFHR
  (Highland Creek Apts) AMT
  FNMA Ser 01K
  5.40%, 4/01/34                                        5,745         5,993,471
  (Santa Paula Vlg Apt) AMT
  FNMA Ser 98D
  5.43%, 5/01/28                                        2,090         2,122,688
California Veterans Hsg
  AMBAC Ser 02A
  5.35%, 12/01/27                                      22,320        23,818,118
Carson Assmt Dist
  (Dominguez Tech Ctr)
  Ser 01-1
  6.35%, 9/02/23                                        3,825         3,955,165
  6.375%, 9/02/31                                       5,000         5,169,200
Castaic Lake Wtr Agy
  5.00%, 8/01/16-8/01/18                                4,325         4,675,700
  MBIA Ser 01A
  5.20%, 8/01/30                                        1,625         1,706,266


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 53


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Chino CFD
  (Spectrum South)
  Ser 99
  6.35%, 9/01/29                                   $    3,450     $   3,533,697
Chino Hills CFD
  (Fairfield Ranch)
  Ser 00
  6.95%, 9/01/30                                        5,200         5,537,636
Commerce Joint Pwrs Fin Auth Lease Rev
  (Cmnty Ctr Proj)
  XLCA Ser 04
  5.00%, 10/01/34                                       2,015         2,108,657
Corona CFD
  (Eagle Glen)
  Ser 98
  5.875%, 9/01/23                                       3,260         3,375,208
  ETM
  5.875%, 9/01/23                                       2,910         3,012,839
East Palo Alto Pub Fin Auth Rev
  (University Circle Gateway 101)
  RADIAN Ser 05A
  5.00%, 10/01/25                                       4,390         4,648,703
Eastern Wtr CFD
  (Morningstar Ranch)
  6.40%, 9/01/32                                        3,715         3,811,776
El Centro Fin Auth Hosp Rev
  (El Centro Med Ctr)
  Ser 01
  5.375%, 3/01/26                                      18,000        18,826,920
Elk Grove Assmt Dist
  (E. Franklin Cmnty)
  Ser 02
  5.80%, 8/01/25                                        1,000         1,056,060
  6.00%, 8/01/33                                        5,000         5,287,550
Encinitas Rec Rev
  (Encinitas Ranch Golf Course)
  Ser 04
  5.50%, 9/01/23                                          580           589,205
  5.50%, 9/01/24                                          530           536,710
  5.60%, 9/01/26                                        1,000         1,017,720
Fontana
  (Heritage West End)
  Ser 99A
  6.50%, 9/01/28                                        8,620         9,145,820
Fontana Pub Fin Auth
  (No Fontana Redev Proj)
  AMBAC Ser 03A
  5.50%, 9/01/32                                        1,000         1,078,490


54 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Fremont Uni Sch Dist
  (Election 2002)
  FSA Ser 05B
  5.00%, 8/01/26                                   $    1,745     $   1,864,620
Fresno Joint Pwrs Lease Rev
  5.25%, 10/01/21-10/01/24                              3,425         3,715,985
  5.375%, 10/01/17                                      1,315         1,463,871
Gilroy Uni Sch Dist
  FGIC
  5.00%, 8/01/27                                        1,500         1,580,565
Huntington Park Pub Fin Auth Rev
  FSA Ser 04A
  5.25%, 9/01/17                                        1,000         1,129,700
Kaweah Delta Health Care Dist
  5.25%, 8/01/25-8/01/26                                3,780         4,090,988
Kern Cnty
  (Tejon Industrial Complex)
  7.20%, 9/01/30                                        9,900        10,213,335
La Verne Spl Tax
  Ser 98
  5.875%, 3/01/14                                       4,830         4,972,630
Lammersville Sch Dist CFD
  (Mountain House)
  Ser 02
  6.375%, 9/01/32                                       4,250         4,614,140
Lancaster Redev Agy Tax Alloc
  (Fire Protn Fac Proj)
  XLCA Ser 04
  5.00%, 12/01/23                                       1,120         1,184,736
  (Sheriffs Fac Proj)
  5.00%, 12/01/23                                       1,875         1,983,375
Loma Linda Hosp Rev
  (Loma Linda Univ Med Ctr)
  Ser 05A
  5.00%, 12/01/23                                       2,000         2,081,340
Los Angeles Cmnty Redev Agy
  Ser 04L
  5.00%, 3/01/17                                        2,565         2,633,357
  5.10%, 3/01/19                                        1,350         1,380,658
  (Grand Ctrl Proj) AMT
  MFHR
  Ser 93A
  5.85%, 12/01/26                                       4,030         4,032,821
Los Angeles Dept of Airports
  (Ontario Int'l Arpt) AMT
  FGIC Ser 96A
  6.00%, 5/15/22                                       12,780        12,930,548
Los Angeles Cnty MTA
  FGIC Ser 00A
  5.25%, 7/01/30                                        2,750         2,944,975


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 55


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Los Angeles Cnty Pub Works
  AMBAC Ser 97V-B
  5.125%, 12/01/29                                 $    3,400     $   3,496,084
Los Angeles Dept of Wtr & Pwr Sys
  MBIA Ser 01A
  5.00%, 7/01/24                                        1,500         1,545,840
Los Angeles Harbor Rev AMT
  Los Angeles MFHR
  (Park Plaza West) AMT
  GNMA
  5.50%, 1/20/43                                        5,000         5,285,100
Los Angeles Uni Sch Dist
  MBIA Ser 03A
  5.375%, 7/01/16                                       9,700        10,771,850
Manteca Uni Sch Dist
  FSA Ser 04
  5.25%, 8/01/22                                        1,390         1,549,697
Marin Wtr Dist Rev
  AMBAC Ser 04
  5.25%, 7/01/20                                        3,040         3,336,795
Murrieta Valley Uni Sch Dist
  (Election 2002)
  FSA Ser 05B
  5.125%, 9/01/29                                       1,275         1,369,936
Norco Redev Agy Tax Alloc
  (Norco Redev Proj No 1)
  RADIAN Ser 04
  5.00%, 3/01/24                                        3,060         3,150,576
  (Ref Norco Redev Proj Area No 1)
  AMBAC Ser 05
  5.00%, 3/01/26                                        1,360         1,438,853
Oakland Uni Sch Dist
  MBIA Ser 05
  5.00%, 8/01/25                                        7,455         7,949,043
Ohlone Cmnty College Dist
  FSA Ser 05B
  5.00%, 8/01/24                                        1,850         1,982,441
Ontario Assmt Dist
  (Calif Commerce Ctr So)
  7.70%, 9/02/10                                        3,170         3,221,988
Ontario COP
  (Wtr Sys Impt Proj)
  MBIA Ser 04
  5.25%, 7/01/21                                        1,700         1,861,245


56 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Orange Cnty CFD
  (Ladera Ranch)
  Ser 99A
  6.70%, 8/15/29                                   $    3,000     $   3,305,070
  Foothill/Eastern
  Transportation Corridor Agency ETM
  Ser 95A
  Zero Coupon, 1/01/24                                 10,255         4,945,269
  Zero Coupon, 1/01/25                                 15,000         6,908,100
  (San Joaquin Hills Transp Corr)
  MBIA
  Zero Coupon, 1/15/36                                 47,415        12,637,520
  San Joaquin Hills Transportation Corridor
  Agency ETM
  Ser 93
  Zero Coupon, 1/01/19                                 10,000         6,084,700
  Zero Coupon, 1/01/20                                 20,000        11,608,000
  Zero Coupon, 1/01/21                                 20,000        11,046,200
  Zero Coupon, 1/01/23                                 25,000        12,618,500
Palm Springs COP ETM
  Ser 91B
  Zero Coupon, 4/15/21                                 37,500        20,289,375
Palmdale Wtr Dist Rev COP
  FGIC Ser 04
  5.00%, 10/01/24                                       1,775         1,885,636
Pittsburg Redev Agy
  (Los Medanos Proj)
  MBIA Ser 03A
  5.00%, 8/01/21                                        6,410         6,812,548
Placentia-Yorba Linda Uni Sch Dist
  FGIC Ser 06
  5.00%, 10/01/27                                       4,200         4,469,976
Port of Oakland AMT
  FGIC Ser 02L
  5.375%, 11/01/27                                      2,500         2,670,625
Rancho Cordova CFD
  (Sunridge Anatolia)
  Ser 03
  6.00%, 9/01/28                                        2,000         2,061,020
Riverside CFD
  (MTN Cove)
  Ser 00
  6.50%, 9/01/25                                        3,390         3,720,864
Riverside Cmnty College Dist
  5.25%, 8/01/25-8/01/26                                1,980         2,207,482
Riverside Cnty Pub Fin Auth Tax Alloc
  (Redev Proj)
  XLCA Ser 04
  5.00%, 10/01/35                                       2,475         2,588,355
Rocklin Uni Sch Dist
  MBIA Ser 04
  5.00%, 9/01/25                                        1,000         1,056,730


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 57


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Roseville CFD
  (No Central Roseville Highland Park)
  Ser 99-A
  5.80%, 9/01/17                                   $    6,650     $   6,965,676
Roseville High Sch Dist
  Ser 01E
  5.25%, 8/01/26                                        2,435         2,595,174
Sacramento CFD
  (N Natomas Drain)
  Ser 00B
  7.25%, 9/01/30                                        5,375         6,007,208
Sacramento City Uni Sch Dist
  5.25%, 7/01/21-7/01/23                                8,525         9,236,103
Sacramento Cnty Hsg Auth MFHR
  (Cottage Estates) AMT
  FNMA Ser 00B
  6.00%, 2/01/33                                        5,300         5,608,990
  (Verandas Apts) AMT
  FNMA Ser 00H
  5.70%, 3/01/34                                        2,875         3,011,074
Sacramento Muni Util Dist Elec Rev
  MBIA Ser 03S
  5.00%, 11/15/17                                       5,000         5,380,000
  MBIA Ser 04R-289-2
  5.00%, 8/15/17                                       10,000        10,735,800
San Bernardino Cnty CFD
  (Kaiser Commerce Cntr)
  Ser 02-1
  5.90%, 9/01/33                                        4,750         5,082,738
  (Rancho Etiwanda)
  Ser 01
  6.40%, 9/01/31                                        8,000         8,449,200
  (Rancho Etiwanda) ETM
  6.40%, 9/01/31                                        3,135         3,268,865
San Bernardino SFMR
  (Mtg Rev) AMT
  GNMA/FNMA Ser 01-A1
  6.35%, 7/01/34(c)                                       645           648,367
San Diego Cnty COP
  Ser 04A
  5.50%, 9/01/44                                        5,000         5,367,400
San Diego HFA MFHR
  (Rental Rev) AMT
  GNMA/FNMA Ser 98C
  5.25%, 1/20/40                                        6,105         6,233,877
San Diego Hsg Auth MFHR
  (Vista La Rosa Apt) AMT
  GNMA Ser 00A
  6.00%, 7/20/41                                       10,230        10,855,667


58 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
San Diego Uni Sch Dist
  (Election of 1998)
  5.00%, 7/01/23-7/01/24                           $    2,240     $   2,411,715
San Francisco City & Cnty Int'l Arpt AMT
  FSA Ser 00A
  6.125%, 1/01/27                                       1,480         1,538,342
San Francisco Univ Ed Fac
  ACA Ser 99
  5.25%, 7/01/32                                       16,650        17,208,108
San Jose Redev Agy Tax Alloc
  MBIA Ser 04A
  5.25%, 8/01/19                                        5,000         5,489,200
San Marcos Pub Facs Auth Tax Alloc Rev
  (Proj Areas No 1 & 3)
  AMBAC Ser 05A
  5.00%, 8/01/25                                        5,715         6,137,453
San Mateo Cnty Cmnty College Dist COP
  MBIA Ser 04
  5.25%, 10/01/20                                       2,870         3,205,962
San Mateo Uni Sch Dist
  FSA Ser 04
  5.00%, 9/01/24                                        2,000         2,130,400
Santa Margarita Wtr Fac Dist
  (Talega)
  Ser 99
  6.25%, 9/01/29                                       11,550        12,395,807
Semitropic Impt Dist Wtr Storage
  XLCA Ser 04A
  5.50%, 12/01/23                                       1,640         1,825,074
South Gate Pub Fin Auth
  (South Gate Redev Proj No 1)
  XLCA Ser 02
  5.125%, 9/01/24                                       1,800         1,919,898
Tejon Ranch CFD
  Ser 03
  6.125%, 9/01/27                                       1,000         1,027,430
  6.20%, 9/01/33                                        2,375         2,436,584
Torrance COP
  (Ref & Pub Imprt Proj)
  AMBAC Ser 05B
  5.00%, 6/01/24                                        2,900         3,074,261
University of Calif Regents Hgr Ed
  FGIC Ser 01M
  5.125%, 9/01/30                                      12,270        12,804,972
University of Calif Rev
  FSA Ser 05B
  5.00%, 5/15/24                                        3,600         3,827,304
West Contra Costa Healthcare Dist COP
  5.375%, 7/01/21-7/01/24                               4,720         5,153,387


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 59


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
West Kern Cnty Wtr Rev
  Ser 01
  5.625%, 6/01/31                                  $    3,000     $   3,235,890
Westminster Redev Agy MFHR
  (Rose Garden Apt) AMT
  Ser 93A
  6.75%, 8/01/24                                        4,300         4,317,673
Yorba Linda Rec Rev
  (Black Gold Golf Course Proj Rev)
  Ser 00
  7.50%, 10/01/30                                       5,680         6,106,284
                                                                  -------------
                                                                    745,217,822
Ohio-0.3%
Port Auth of Columbiana Cnty SWR
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                       2,000         2,036,900

Puerto Rico-2.3%
Puerto Rico Comwlth GO
  (Pub Impt)
  5.25%, 7/01/23                                        3,000         3,257,790
  (Pub Impt)
  Ser 03A
  5.25%, 7/01/23                                          800           852,624
  Ser 01A
  5.50%, 7/01/19                                        1,880         2,127,878
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                         500           537,735
Puerto Rico Convention Ctr
  AMBAC
  5.00%, 7/01/17                                       10,730        11,817,271
                                                                  -------------
                                                                     18,593,298
Texas-0.2%
Richardson Hosp Auth Rev
  (Richardson Regional)
  Ser 04
  6.00%, 12/01/19                                       1,715         1,882,452

Total Long-Term Municipal Bonds
  (cost $702,965,175)                                               767,730,472


60 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Short-Term Municipal Notes-1.5%
California-1.2%
California Infrastructure & Econ Dev Bank
  Rev
  (Rand Corp)
  AMBAC Ser B
  3.45%, 4/01/42(d)                                $    6,445     $   6,445,000
California State GO
  (Daily Kindergarten Univ B2)
  3.42%, 5/01/34(d)                                     1,500         1,500,000
California State Dept of Wtr Res Pwr Sup
  Rev
  Ser B3
  3.42%, 5/01/22(d)                                     1,500         1,500,000
                                                                  -------------
                                                                      9,445,000
Alaska-0.2%
Valdez Marine Term Rev
  (BP Pipelines Project)
  Ser 3B
  3.64%, 7/01/37(d)                                     1,800         1,800,000

Illinois-0.0%
Illinois Dev Fin Auth PCR
  (Illinois Pwr Proj)
  AMBAC Ser 01
  3.45%, 11/01/28(d)                                      100           100,000

Nevada-0.1%
Clark Cnty Nev Sch Dist
  FSA Ser 01A
  3.55%, 6/15/21(d)                                       500           500,000

New York-0.0%
New York City TFA
  3.58%, 2/01/31(d)                                       200           200,000

Total Short-Term Municipal Notes
  (cost $12,045,000)                                                 12,045,000

Total Investments-98.0%
  (cost $715,010,175)                                               779,775,472
Other assets less liabilities-2.0%                                   16,034,012

Net Assets-100.0%                                                 $ 795,809,484


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 61


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                        -----------------------
                                          Payments    Payments
                  Notional                  made      received     Unrealized
    Swap           Amount   Termination    by the      by the     Appreciation/
Counterparty       (000)       Date      Portfolio   Portfolio   (Depreciation)
-------------------------------------------------------------------------------
Citigroup          $8,700     6/22/07       BMA        2.962%      $ (37,009)
Citigroup           5,600     1/25/26       BMA        4.108%        174,151
Goldman Sachs       4,200     1/05/07       BMA        3.405%         (1,924)
JP Morgan           8,400     4/05/07       BMA        2.988%        (23,027)
JP Morgan           4,100    10/01/07       BMA        3.635%          4,357
Merrill Lynch       3,900     7/12/08       BMA        3.815%         24,221
Merrill Lynch       2,800    10/01/16       BMA        4.148%        112,791
Merrill Lynch      13,800     7/30/26     4.090%         BMA        (421,567)
Merrill Lynch      10,200     8/09/26     4.063%         BMA        (268,874)
Merrill Lynch(e)   13,400    11/15/26     4.378%         BMA        (856,689)


(a) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b)  Private Placement.

(c)  Variable rate coupon, rate shown as of October 31, 2006.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e) Represents a forward interest rate swap whose effective date for the exchange of cash flows is November 15, 2006.


62 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Glossary:
ACA     - American Capital Access Financial Guarantee Corporation
AMBAC   - American Bond Assurance Corporation
AMT     - Alternative Minimum Tax (subject to)
BMA     - Bond Market Association
CDA     - Community Development Administration
CFD     - Community Facilities District
COP     - Certificate of Participation
ETM     - Escrow to Maturity
FGIC    - Financial Guarantee Insurance Company
FHA     - Federal Housing Administration
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assurance Inc.
GNMA    - Government National Mortgage Association
GO      - General Obligation
HFA     - Housing Finance Authority
IBC     - International Bancshares Corporation
MBIA    - Municipal Bond Investors Assurance
MFA     - Mortgage Finanace Authority
MFHR    - Multi-Family Housing Revenue
MTA     - Metropolitan Transportation Authority
PCR     - Pollution Control Revenue
RADIAN  - Radian Group, Inc.
SFMR    - Single Family Mortgage Revenue
SWR     - Solid Waste Revenue
TFA     - Transitional Finance Authority
XLCA    - XL Capital Assurance Inc.


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 63


INSURED CALIFORNIA PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS-102.6%

Long-Term Municipal Bonds-97.0%
California-97.0%
Acalanes California Union High Sch Dist
  (Ref-2013 Crossover)
  FSA Ser 05B
  5.25%, 8/01/24                                   $    2,000     $   2,210,800
Banning Util Auth Wtr & Enterprise Rev
  (Ref & Impt Proj)
  FGIC Ser 05
  5.25%, 11/01/30                                       1,140         1,254,479
Butte-Glenn Cmnty College Dist
  (Election 2002)
  MBIA Ser 05B
  5.00%, 8/01/25                                        3,620         3,873,653
California GO Veterans Housing
  FSA Ser 01
  5.60%, 12/01/32                                       4,415         4,438,223
California HFA MFHR
  (Mtg Rev)
  AMBAC Ser 95A
  6.25%, 2/01/37                                        1,235         1,253,797
California Pub Wks Bd Lease Rev
  (Dept of Hlth Svcs-Richmond Lab)
  XLCA Ser 05B
  5.00%, 11/01/30                                       3,000         3,162,150
Capistrano Uni Sch Dist
  FSA Ser 01B
  Zero Coupon, 8/01/25                                 16,000         7,011,840
  FGIC Ser 00A
  6.00%, 8/01/24                                        1,550         1,690,973
Central Coast Wtr Auth Ca Rev
  FSA
  5.00%, 10/01/20                                       5,000         5,435,500
Chino Redev Agy Spl Tax ETM
  AMBAC Ser 01B
  5.25%, 9/01/30                                        5,325         5,629,803
East Palo Alto Pub Fin Auth Rev
  (University Circle Gateway 101)
  RADIAN Ser 05A
  5.00%, 10/01/25                                         680           720,072
Fontana Pub Fin Auth
  (No Fontana Redev Proj)
  AMBAC Ser 03A
  5.50%, 9/01/32                                        4,200         4,529,658


64 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Franklin-McKinley Sch Dist
  FSA Ser 02B
  5.00%, 1/08/27                                    $     700     $     762,559
Fremont Uni Sch Dist
  (Election 2002)
  FSA Ser B
  5.00%, 8/01/27                                          920           981,668
Golden St Tobacco Settlement Bonds
  RADIAN Ser 03
  5.50%, 6/01/43                                        1,400         1,554,518
Jurupa Uni Sch Dist
  (Election 2001)
  FGIC Ser 04
  5.00%, 8/01/22                                        1,340         1,420,882
Long Beach
  (Aquarium of the Pacific Proj)
  AMBAC Ser 01
  5.25%, 11/01/30                                       6,500         6,926,985
Los Angeles CA CCD GO
  FSA
  5.00%, 8/01/22                                        5,000         5,412,500
Los Angeles Dept of Wtr & Pwr
  MBIA Ser 01A
  5.00%, 7/01/24                                        5,900         6,080,304
Los Angeles Unified School District
  FSA
  5.00%, 7/01/17(a)                                     4,000         4,398,520
Murrieta Valley Uni Sch Dist
  (Election 2002)
  FSA Ser 05B
  5.125%, 9/01/29                                         225           241,754
Norco Redev Agy Tax Alloc
  (Ref Norco Redev Proj Area No 1)
  AMBAC Ser 05
  5.00%, 3/01/26                                          540           571,309
Orange Cnty COP
  (Loma Ridge Data Ctr Proj)
  AMBAC
  6.00%, 6/01/21                                        1,000         1,152,890
Perris Union High Sch Dist
  FGIC Ser 05A
  5.00%, 9/01/24                                          800           854,664
Poway Redev Agy
  (Paguay Proj) ETM
  AMBAC Ser 01
  5.375%, 12/15/31                                      6,110         6,580,165


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 65


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rancho Cordova COP
  (City Hall Fac Acq Proj)
  XLCA Ser 05
  5.00%, 2/01/24                                   $    2,645     $   2,796,664
Redding Elec Sys Rev
  MBIA Ser 92A
  9.156%, 7/01/22(b)(c)                                 1,850         2,534,352
Riverside Cnty Pub Fin Auth Tax Alloc Rev
  (Redev Proj)
  XLCA Ser 04
  5.00%, 10/01/23                                       1,955         2,066,024
Riverside Cnty Spl Tax
  (Jurupa Valley)
  AMBAC Ser 01
  5.125%, 10/01/35                                      5,000         5,271,700
  (Jurupa Valley) ETM
  5.25%, 10/01/35(d)                                    8,000         8,551,040
Rowland CA Uni Sch Dist
  FSA
  5.00%, 8/01/22                                        4,000         4,313,240
San Diego Uni Sch Dist
  (Election of 1998)
  MBIA Ser 04E-1
  5.00%, 7/01/23                                        1,000         1,075,280
Southwestern Cmnty College Dist
  MBIA Ser 05
  5.00%, 8/01/24                                        1,000         1,085,710
Stockton Public Financing Authority
  5.00%, 9/01/17-9/01/21                                5,060         5,433,487
Torrance COP
  (Ref & Pub Imprt Proj)
  AMBAC Ser 05B
  5.00%, 6/01/24                                          465           492,942
University of Calif Rev
  FSA Ser 05B
  5.00%, 5/15/24                                        1,400         1,488,396

Total Long-Term Municipal Bonds
  (cost $106,451,936)                                               113,258,501

Short-Term Municipal Notes-5.6%
California-5.6%
California Infrastructure
  (Ecasian Art Museum Fndtn)
  MBIA
  3.47%, 6/01/34(e)(f)                                  4,000         4,000,000


66 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California Infrastructure & Econ Dev Bank
  Rev
  (Rand Corp)
  AMBAC Ser B
  3.45%, 4/01/42(e)(f)                             $    2,500     $   2,500,000

Total Short-Term Municipal Notes
  (cost $6,500,000)                                                   6,500,000

Total Investments-102.6%
  (cost $112,951,936)                                               119,758,501
Other assets less liabilities-(2.6)%                                 (3,060,814)

Net Assets-100.0%                                                 $ 116,697,687


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                         -----------------------
                                           Payments    Payments
                  Notional                   made      received     Unrealized
    Swap           Amount    Termination    by the      by the     Appreciation/
Counterparty        (000)       Date      Portfolio   Portfolio   (Depreciation)
-------------------------------------------------------------------------------
Citigroup          $1,400     6/22/07        BMA        2.962%      $  (4,872)
Citigroup             900     1/25/26        BMA        4.108%         26,905
Goldman Sachs         700     1/05/07        BMA        3.405%           (321)
JP Morgan           1,300     4/05/07        BMA        2.988%         (3,564)
JP Morgan             600    10/01/07        BMA        3.635%            638
Merrill Lynch         600     7/12/08        BMA        3.815%          3,726
Merrill Lynch       3,100    10/21/16        BMA        4.129%        119,632
Merrill Lynch         700     7/30/26       4.090%       BMA          (21,384)
Merrill Lynch(g)    1,600    11/15/26       4.378%       BMA         (102,291)


(a)  When-Issued security.

(b)  Variable rate coupon, rate shown as of October 31, 2006.

(c) Inverse Floater Security--Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(d) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(e) Position, or a portion thereof, has been segregated to collateralize when issued securities.

(f) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g) Represents a forward interest rate swap whose effective date for the exchange of cash flows is November 15, 2006.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 67


Glossary:
AMBAC   - American Bond Assurance Corporation
BMA     - Bond Market Association
COP     - Certificate of Participation
ETM     - Escrow to Maturity
FGIC    - Financial Guarantee Insurance Company
FSA     - Financial Security Assurance Inc.
GO      - General Obligation
HFA     - Housing Finance Authority
MBIA    - Municipal Bond Investors Assurance
MFHR    - Multi-Family Housing Revenue
RADIAN  - Radian Group, Inc.
XLCA    - XL Capital Assurance Inc.


See notes to financial statements.


68 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006

                                                                    Insured
                                                   National         National
                                                --------------   --------------
Assets
Investments in securities, at value
  (cost $426,545,067 and $137,770,353,
  respectively)                                 $  449,430,914   $  147,945,786
Cash                                                   197,550               -0-
Interest receivable                                  7,593,993        2,002,223
Receivable for capital stock sold                      459,597          689,020
Unrealized appreciation of interest rate
  swap contracts                                        16,001           43,788
Total assets                                       457,698,055      150,680,817

Liabilities
Due to custodian                                            -0-       1,393,034
Payable for investment securities
  purchased                                          2,639,928               -0-
Payable for capital stock redeemed                     618,227          992,134
Interest expense and fees payable                       14,948               -0-
Payable for floating rate notes issued               3,784,790               -0-
Dividends payable                                      455,462          136,660
Distribution fee payable                               173,142           51,188
Advisory fee payable                                   109,595           55,818
Unrealized depreciation of interest rate
  swap contracts                                        33,109          247,485
Administrative fee payable                              27,579           27,667
Transfer Agent fee payable                              17,120            4,508
Accrued expenses and other liabilities                  94,558           51,058
Total liabilities                                    7,968,458        2,959,552
Net Assets                                      $  449,729,597   $  147,721,265

Composition of Net Assets
Capital stock, at par                           $       44,012   $       14,384
Additional paid-in capital                         477,509,261      140,062,379
Undistributed/(distributions in excess) of
  net investment income                               (212,080)         218,615
Accumulated net realized loss on
  investment transactions                          (50,497,443)      (2,545,849)
Net unrealized appreciation of
  investments                                       22,885,847        9,971,736
                                                $  449,729,597   $  147,721,265


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 69


                                                   New York        California
                                                --------------   --------------
Assets
Investments in securities, at value
  (cost $464,128,163 and $715,010,175,
  respectively)                                 $  487,037,404   $  779,775,472
Cash                                                    78,547          319,033
Interest receivable                                  6,939,450       10,013,485
Receivable for capital stock sold                    1,351,530        2,032,339
Receivable for investment securities sold              665,000        8,570,446
Unrealized appreciation of swap
  contracts                                            210,126          315,520
Total assets                                       496,282,057      801,026,295

Liabilities
Payable for investment securities
  purchased                                         11,134,840               -0-
Payable for capital stock redeemed                   1,460,010        2,078,999
Dividends payable                                      449,378          785,339
Distribution fee payable                               219,079          323,026
Unrealized depreciation of swap
  contracts                                             90,307        1,609,090
Advisory fee payable                                    89,221          273,127
Administrative fee payable                              28,333           28,333
Transfer Agent fee payable                              12,567           13,733
Accrued expenses and other liabilities                  68,672          105,164
Total liabilities                                   13,552,407        5,216,811
Net Assets                                      $  482,729,650   $  795,809,484

Composition of Net Assets
Capital stock, at par                           $       48,437   $       71,881
Additional paid-in capital                         472,512,117      755,278,829
Distributions in excess of net investment
  income                                              (389,689)        (747,352)
Accumulated net realized loss on
  investment transactions                          (12,470,275)     (22,265,601)
Net unrealized appreciation of
  investments                                       23,029,060       63,471,727
                                                $  482,729,650   $  795,809,484


See notes to financial statements.


70 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                     Insured
                                                                   California
                                                                 --------------
Assets
Investments in securities, at value (cost $112,951,936)          $  119,758,501
Cash                                                                    309,020
Interest receivable                                                   1,293,215
Unrealized appreciation of swap contracts                               150,901
Receivable for capital stock sold                                        15,705
Total assets                                                        121,527,342

Liabilities
Payable for investment securities purchased                           4,353,520
Unrealized depreciation of swap contracts                               132,432
Dividends payable                                                        93,123
Payable for capital stock redeemed                                       82,827
Distribution fee payable                                                 46,179
Advisory fee payable                                                     44,874
Administrative fee payable                                               27,593
Transfer Agent fee payable                                                3,692
Accrued expenses and other liabilities                                   45,415
Total liabilities                                                     4,829,655
Net Assets                                                       $  116,697,687

Composition of Net Assets
Capital stock, at par                                            $        8,364
Additional paid-in capital                                          108,683,881
Distributions in excess of net investment income                        (91,165)
Accumulated net realized gain on investment transactions              1,271,573
Net unrealized appreciation of investments                            6,825,034
                                                                 $  116,697,687


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 71


Net Asset Value Per Share--45,350,000,000 shares of capital stock authorized, $.001 par value

                                                       Shares        Net Asset
National Portfolio                Net Assets        Outstanding        Value
-------------------------------------------------------------------------------
Class A                         $ 349,883,322       34,233,593        $ 10.22*
Class B                         $  37,399,207        3,663,435        $ 10.21
Class C                         $  62,447,068        6,114,850        $ 10.21

Insured National Portfolio
-------------------------------------------------------------------------------
Class A                         $ 124,966,440       12,163,651        $ 10.27*
Class B                         $  11,477,388        1,120,066        $ 10.25
Class C                         $  11,277,437        1,100,102        $ 10.25

New York Portfolio
-------------------------------------------------------------------------------
Class A                         $ 320,580,260       32,155,447        $  9.97*
Class B                         $ 114,127,451       11,461,531        $  9.96
Class C                         $  48,021,939        4,820,145        $  9.96

California Portfolio
-------------------------------------------------------------------------------
Class A                         $ 594,150,127       53,662,509        $ 11.07*
Class B                         $  80,928,378        7,311,597        $ 11.07
Class C                         $ 120,730,979       10,906,576        $ 11.07

Insured California Portfolio
-------------------------------------------------------------------------------
Class A                         $  89,500,992        6,414,140        $ 13.95*
Class B                         $  11,012,835          789,637        $ 13.95
Class C                         $  16,183,860        1,160,578        $ 13.94


* The maximum offering price per share for Class A shares of National Portfolio, Insured National Portfolio, New York Portfolio, California Portfolio and Insured California Portfolio were $10.67, $10.73, $10.41, $11.56 and $14.57, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.


72 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2006

                                                                    Insured
                                                   National         National
                                                --------------   --------------
Investment Income
Interest                                        $   23,866,168   $    7,567,475

Expenses
Advisory fee                                         2,008,495          675,617
Distribution fee--Class A                            1,025,730          374,210
Distribution fee--Class B                              430,340          137,575
Distribution fee--Class C                              613,883          116,431
Transfer agency--Class A                               245,803           73,594
Transfer agency--Class B                                34,559            9,274
Transfer agency--Class C                                46,011            7,254
Custodian                                              164,349          123,547
Administrative                                          80,500           79,500
Audit                                                   46,000           46,000
Printing                                                44,317           26,198
Registration fees                                       34,278           33,914
Legal                                                   31,863           23,014
Directors' fees and expenses                             6,400            6,400
Miscellaneous                                           19,051           11,133
Total expenses before interest expense               4,831,579        1,743,661
Interest expense and fees                              451,914               -0-
Total expenses                                       5,283,493        1,743,661
Less: advisory fee waived (see Note B)              (1,051,760)          (1,929)
Less: expense offset arrangement
  (see Note B)                                         (13,806)          (3,885)
Net expenses                                         4,217,927        1,737,847
Net investment income                               19,648,241        5,829,628

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                            2,097,509           16,843
  Swap contracts                                       (44,886)         111,853
Net change in unrealized
  appreciation/depreciation of:
  Investments                                        5,231,440        1,545,999
  Swap contracts                                       (14,149)        (312,804)
Net gain on investment transactions                  7,269,914        1,361,891

Net Increase in Net Assets from
  Operations                                    $   26,918,155   $    7,191,519


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 73


                                                   New York        California
                                                --------------   --------------
Investment Income
Interest                                        $   23,094,095   $   41,351,998

Expenses
Advisory fee                                         2,140,117        3,644,747
Distribution fee--Class A                              915,788        1,761,139
Distribution fee--Class B                            1,236,767        1,006,604
Distribution fee--Class C                              466,420        1,222,370
Transfer agency--Class A                               177,081          227,390
Transfer agency--Class B                                81,165           46,097
Transfer agency--Class C                                28,177           49,622
Custodian                                              159,486          250,229
Administrative                                          80,500           80,500
Printing                                                50,075           63,567
Audit                                                   46,000           46,000
Legal                                                   37,766           42,023
Registration fees                                       18,567           21,813
Directors' fees and expenses                             6,400            6,400
Miscellaneous                                           22,055           31,071
Total expenses                                       5,466,364        8,499,572
Less: advisory fee waived (see Note B)              (1,503,750)        (694,135)
Less: expense offset arrangement
  (see Note B)                                         (12,010)          (8,587)
Net expenses                                         3,950,604        7,796,850
Net investment income                               19,143,491       33,555,148

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                            4,639,910        1,352,171
  Futures contracts                                     25,243          195,867
  Swap contracts                                       (26,714)         455,803
Net change in unrealized
  appreciation/depreciation of:
  Investments                                        2,743,840       15,052,538
  Futures contracts                                    (36,525)         (87,539)
  Swap contracts                                       168,494       (1,803,963)
Net gain on investment transactions                  7,514,248       15,164,877

Net Increase in Net Assets from
  Operations                                    $   26,657,739   $   48,720,025


See notes to financial statements.


74 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                     Insured
                                                                    California
                                                                  --------------
Investment Income
Interest                                                          $   6,034,810

Expenses
Advisory fee                                                            556,023
Distribution fee--Class A                                               279,154
Distribution fee--Class B                                               132,374
Distribution fee--Class C                                               172,720
Transfer agency--Class A                                                 35,201
Transfer agency--Class B                                                  6,179
Transfer agency--Class C                                                  6,903
Custodian                                                               117,717
Administrative                                                           80,500
Audit                                                                    46,000
Legal                                                                    23,075
Registration fees                                                        12,791
Printing                                                                  9,041
Directors' fees and expenses                                              6,400
Miscellaneous                                                             6,341
Total expenses                                                        1,490,419
Less: expense offset arrangement (see Note B)                            (1,287)
Net expenses                                                          1,489,132
Net investment income                                                 4,545,678

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                             1,630,433
  Futures contracts                                                    (510,954)
  Swap contracts                                                         52,483
Net change in unrealized appreciation/depreciation of:
  Investments                                                           165,157
  Futures contracts                                                     107,290
  Swap contracts                                                        (13,824)
Net gain on investment transactions                                   1,430,585

Net Increase in Net Assets from Operations                        $   5,976,263


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 75


STATEMENT OF CHANGES IN NET ASSETS

                                                            National
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   19,648,241   $   20,904,148
Net realized gain on investment
  transactions                                       2,052,623        2,838,059
Net change in unrealized
  appreciation/depreciation of
  investments                                        5,217,291       (6,223,658)
Net increase in net assets from
  operations                                        26,918,155       17,518,549

Dividends to Shareholders from
Net investment income
  Class A                                          (15,610,866)     (15,963,828)
  Class B                                           (1,673,575)      (2,450,437)
  Class C                                           (2,376,466)      (2,615,269)

Capital Stock Transactions
Net decrease                                        (6,151,539)     (33,454,693)
Total increase (decrease)                            1,105,709      (36,965,678)

Net Assets
Beginning of period                                448,623,888      485,589,566
End of period (including distributions
  in excess of net investment income
  of ($212,080) and ($232,554),
  respectively)                                 $  449,729,597   $  448,623,888


See notes to financial statements.


76 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                       Insured National
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    5,829,628   $    6,233,586
Net realized gain on investment
  transactions                                         128,696        1,315,888
Net change in unrealized
  appreciation/depreciation of
  investments                                        1,233,195       (3,004,391)
Net increase in net assets from
  operations                                         7,191,519        4,545,083

Dividends to Shareholders from
Net investment income
  Class A                                           (4,972,450)      (5,178,839)
  Class B                                             (454,397)        (670,798)
  Class C                                             (384,076)        (406,577)

Capital Stock Transactions
Net decrease                                        (6,723,688)     (10,278,839)
Total decrease                                      (5,343,092)     (11,989,970)

Net Assets
Beginning of period                                153,064,357      165,054,327
End of period (including undistributed
  net investment income of $218,615,
  and $218,607, respectively)                   $  147,721,265   $  153,064,357


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 77


                                                            New York
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   19,143,491   $   20,507,437
Net realized gain on investment
  transactions                                       4,638,439        2,666,917
Net change in unrealized
  appreciation/depreciation of
  investments                                        2,875,809       (8,464,430)
Net increase in net assets from
  operations                                        26,657,739       14,709,924

Dividends to Shareholders from
Net investment income
  Class A                                          (13,024,132)     (13,054,686)
  Class B                                           (4,435,326)      (5,686,805)
  Class C                                           (1,666,425)      (1,765,080)

Capital Stock Transactions
Net increase                                         1,490,548        2,697,090
Total increase (decrease)                            9,022,404       (3,099,557)

Net Assets
Beginning of period                                473,707,246      476,806,803
End of period (including distributions
  in excess of net investment income
  of ($389,689) and ($380,582),
  respectively)                                 $  482,729,650   $  473,707,246


See notes to financial statements.


78 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                          California
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $   33,555,148   $   36,148,395
Net realized gain on investment
  transactions                                       2,003,841        7,986,016
Net change in unrealized
  appreciation/depreciation of
  investments                                       13,161,036      (13,248,681)
Net increase in net assets from
  operations                                        48,720,025       30,885,730

Dividends to Shareholders from
Net investment income
  Class A                                          (25,391,256)     (25,712,923)
  Class B                                           (3,656,739)      (5,556,168)
  Class C                                           (4,434,967)      (4,914,162)

Capital Stock transactions
Net decrease                                       (56,664,848)     (61,585,736)
Total decrease                                     (41,427,785)     (66,883,259)

Net Assets
Beginning of period                                837,237,269      904,120,528
End of period (including distributions
  in excess of net investment income
  of ($747,352) and ($1,013,494),
  respectively)                                 $  795,809,484   $  837,237,269


See notes to financial statements.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 79


                                                       Insured California
                                                -------------------------------
                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2006             2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    4,545,678   $    5,192,141
Net realized gain on investment
  transactions                                       1,171,962        2,205,455
Net change in unrealized
  appreciation/depreciation of
  investments                                          258,623       (4,060,894)
Net increase in net assets from
  operations                                         5,976,263        3,336,702

Dividends and Distributions to
Shareholders from
Net investment income
  Class A                                           (3,579,352)      (3,949,909)
  Class B                                             (416,882)        (620,847)
  Class C                                             (543,686)        (619,928)
Net realized gain on investment
  transactions
  Class A                                           (1,583,808)              -0-
  Class B                                             (245,775)              -0-
  Class C                                             (296,689)              -0-

Capital Stock Transactions
Net decrease                                       (13,521,840)     (11,812,030)
Total decrease                                     (14,211,769)     (13,666,012)

Net Assets
Beginning of period                                130,909,456      144,575,468
End of period (including distributions
  in excess of net investment income
  of ($91,165) and ($142,859),
  respectively)                                 $  116,697,687   $  130,909,456


See notes to financial statements.


80 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of the diversified National Portfolio, Insured National Portfolio, New York Portfolio and California Portfolio and the non-diversified Insured California Portfolio (the "Portfolios"). Each series is considered to be a separate entity for financial reporting and tax purposes. Each Portfolio offers three classes of shares: Class A, Class B and Class C Shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market values of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 81


Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. As described more fully in the prospectus for the Portfolios, each portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to


82 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete original issue discount and market discount as adjustments to interest income.

The New York, Insured California and California Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of each Portfolio's average daily net assets. Prior to September 7, 2004, the National, New York and California Portfolios paid the Adviser an advisory fee at an annual rate of ..625% of each Portfolio's average daily net assets. For the Insured National Portfolio, the Agreement provided for a fee at an annual rate of up to .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of its average daily net assets. For the Insured California Portfolio, the Agreement provided for a fee at an annual rate of up to .55% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of its average daily net assets. Such fee is accrued daily and paid monthly.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 83


Effective June 16, 2004, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolio                Class A     Class B     Class C
----------------------------------------------------------
National                   .68%       1.38%       1.38%
Insured National          1.04%       1.74%       1.74%
New York                   .58%       1.28%       1.28%
California                 .77%       1.47%       1.47%

For the year ended October 31, 2006, such reimbursement waivers amounted to $1,051,760, $1,929, $1,503,750 and $694,135 for National, Insured National, New
York and California Portfolios, respectively.

Pursuant to the advisory agreement, the National, New York, California and Insured California Portfolios each paid $80,500 and the Insured National Portfolio paid $79,500 to the Adviser representing the cost of certain legal and accounting services provided to each portfolio by the Adviser for the year ended October 31, 2006.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: National Portfolio, $211,496; Insured National Portfolio, $56,551; New York Portfolio, $158,945; California Portfolio, $167,938 and Insured California Portfolio, $25,417 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Fund's expenses were reduced by:
National Portfolio $13,806; Insured National Portfolio $3,885; New York Portfolio $12,010; California Portfolio $8,587 and Insured California Portfolio, $1,287 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges from sales of Class A shares and contingent deferred sales


84 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended October 31, 2006 as follows:

                      Front-End          Contingent Deferred Sales Charges
                    Sales Charges   -------------------------------------------
Portfolio              Class A        Class A        Class B        Class C
-------------------------------------------------------------------------------
National              $ 28,657        $ 5,759       $ 18,316       $ 11,302
Insured National         5,116          6,461         12,508            170
New York                42,667         13,210         90,261          9,903
California              33,367          4,820         28,127          4,302
Insured California       3,458            110          4,345            161

Accrued expenses for the National Portfolio includes $376 owed to a director under the trust's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of each Portfolio's average daily net assets attributable to the Class A shares and 1% of each Portfolio's average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio                                           Class B          Class C
---------                                       --------------   --------------
National                                        $    3,957,640   $    4,823,324
Insured National                                     3,636,541        1,954,537
New York                                             7,451,292        2,821,966
California                                           7,211,809        5,818,009
Insured California                                   3,098,481        1,816,867

Such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 85


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006 were as follows:

Portfolio                                          Purchases          Sales
---------                                       --------------   --------------
National                                        $   98,152,583   $  121,303,254
Insured National                                    15,479,799       18,233,578
New York                                           173,263,585      191,189,613
California                                          83,037,457      152,459,553
Insured California                                  29,931,524       40,686,191

There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 2006.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

                                         Gross Unrealized             Net
                                 -------------------------------   Unrealized
Portfolio               Cost       Appreciation  (Depreciation)   Appreciation
-------------------------------------------------------------------------------
National            $423,110,818    $22,898,687    $  (378,329)    $22,520,358
Insured National     137,917,072     10,029,592           (878)     10,028,714
New York             464,329,551     22,707,853             -0-     22,707,853
California           715,286,847     64,599,308       (110,683)     64,488,625
Insured California   112,951,936      6,806,565             -0-      6,806,565

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


86 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

NOTE E

Capital Stock

The Fund has allocated 9,100,000,000 of authorized shares each to the National Portfolio and Insured National Portfolio and 9,050,000,000 of authorized shares each to the New York Portfolio, California Portfolio and Insured Califor-


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 87


nia Portfolio. All shares are divided evenly into three classes. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
National              October 31,   October 31,    October 31,     October 31,
Portfolio                2006          2005           2006            2005
-----------------    ------------  ------------  --------------  --------------
Class A
Shares sold            4,624,690     2,169,106   $  46,644,729   $  22,038,954
Shares issued in
  reinvestment of
  dividends            1,008,163     1,016,683      10,161,664      10,332,816
Shares converted
  from Class B           688,817     1,237,740       6,941,658      12,575,580
Shares redeemed       (5,627,894)   (4,882,449)    (56,668,567)    (49,621,231)
Net increase
  (decrease)             693,776      (458,920)  $   7,079,484   $  (4,673,881)

Class B
Shares sold              501,985       539,179   $   5,043,046   $   5,476,906
Shares issued in
  reinvestment of
  dividends              112,089       162,344       1,128,277       1,647,470
Shares converted
  to Class A            (689,549)   (1,238,960)     (6,941,658)    (12,575,580)
Shares redeemed       (1,220,094)   (1,642,058)    (12,266,711)    (16,670,311)
Net decrease          (1,295,569)   (2,179,495)  $ (13,037,046)  $ (22,121,515)

Class C
Shares sold            1,008,743       496,836   $  10,155,447   $   5,044,011
Shares issued in
  reinvestment of
  dividends              131,083       147,406       1,319,972       1,496,899
Shares redeemed       (1,159,156)   (1,301,218)    (11,669,396)    (13,200,207)
Net decrease             (19,330)     (656,976)  $    (193,977)  $  (6,659,297)


88 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
Insured National      October 31,   October 31,    October 31,     October 31,
Portfolio                2006          2005           2006            2005
-----------------    ------------  ------------  --------------  --------------
Class A
Shares sold              999,530       880,450   $  10,164,361   $   9,056,371
Shares issued in
  reinvestment of
  dividends              305,448       313,426       3,108,799       3,226,217
Shares converted
  from Class B           141,164       294,647       1,437,535       3,029,121
Shares redeemed       (1,560,171)   (1,833,727)    (15,872,188)    (18,852,138)
Net decrease            (114,029)     (345,204)  $  (1,161,493)  $  (3,540,429)

Class B
Shares sold               82,522       203,316   $     838,332   $   2,088,215
Shares issued in
  reinvestment of
  dividends               29,866        42,968         303,263         441,072
Shares converted
  to Class A            (141,509)     (295,467)     (1,437,535)     (3,029,121)
Shares redeemed         (463,882)     (575,604)     (4,705,826)     (5,908,162)
Net decrease            (493,003)     (624,787)  $  (5,001,766)  $  (6,407,996)

Class C
Shares sold              144,344       165,914   $   1,463,557   $   1,705,216
Shares issued in
  reinvestment of
  dividends               14,461        15,550         146,876         159,710
Shares redeemed         (213,862)     (214,218)     (2,170,862)     (2,195,340)
Net decrease             (55,057)      (32,754)  $    (560,429)  $    (330,414)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 89


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
New York              October 31,   October 31,    October 31,     October 31,
Portfolio               2006          2005            2006            2005
-----------------    ------------  ------------  --------------  --------------
Class A
Shares sold            5,138,640     3,926,953   $  50,574,087   $  39,021,649
Shares issued in
  reinvestment of
  dividends              960,545       963,742       9,451,279       9,574,279
Shares converted
  from Class B           952,725     1,328,078       9,377,623      13,202,828
Shares redeemed       (4,860,988)   (4,470,905)    (47,776,881)    (44,406,239)
Net increase           2,190,922     1,747,868   $  21,626,108   $  17,392,517

Class B
Shares sold            1,076,970     1,926,045   $  10,581,875   $  19,122,910
Shares issued in
  reinvestment of
  dividends              351,472       432,906       3,453,864       4,294,873
Shares converted
  to Class A            (953,888)   (1,329,811)     (9,377,623)    (13,202,828)
Shares redeemed       (2,661,381)   (2,652,730)    (26,118,036)    (26,320,114)
Net decrease          (2,186,827)   (1,623,590)  $ (21,459,920)  $ (16,105,159)

Class C
Shares sold              896,934       676,261   $   8,835,401   $   6,723,393
Shares issued in
  reinvestment of
  dividends              110,958       115,667       1,091,049       1,148,115
Shares redeemed         (874,835)     (651,483)     (8,602,090)     (6,461,776)
Net increase             133,057       140,445   $   1,324,360   $   1,409,732


90 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
California            October 31,   October 31,    October 31,     October 31,
Portfolio                2006          2005           2006            2005
-----------------    ------------  ------------  --------------  --------------
Class A
Shares sold            3,856,561     4,523,661   $  42,114,386   $  49,667,277
Shares issued in
  reinvestment of
  dividends            1,508,424     1,481,158      16,474,822      16,261,227
Shares converted
  from Class B         1,987,879     2,379,633      21,718,870      26,135,781
Shares redeemed       (8,008,041)   (7,830,684)    (87,397,554)    (85,984,334)
Net increase
  (decrease)            (655,177)      553,768   $  (7,089,476)  $   6,079,951

Class B
Shares sold              316,211       369,481   $   3,451,598   $   4,060,353
Shares issued in
  reinvestment of
  dividends              225,289       339,891       2,459,547       3,728,943
Shares converted
  to Class A          (1,988,528)   (2,379,792)    (21,718,870)    (26,135,781)
Shares redeemed       (2,487,349)   (3,112,103)    (27,114,594)    (34,127,186)
Net decrease          (3,934,377)   (4,782,523)  $ (42,922,319)  $ (52,473,671)

Class C
Shares sold            1,151,870       639,970   $  12,593,627   $   7,015,694
Shares issued in
  reinvestment of
  dividends              198,555       229,716       2,168,171       2,520,877
Shares redeemed       (1,959,634)   (2,254,450)    (21,414,851)    (24,728,587)
Net decrease            (609,209)   (1,384,764)  $  (6,653,053)  $ (15,192,016)


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 91


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
Insured California    October 31,   October 31,    October 31,     October 31,
Portfolio                2006          2005           2006            2005
-----------------    ------------  ------------  --------------  --------------
Class A
Shares sold              172,424       393,065   $   2,384,725   $   5,586,379
Shares issued in
  reinvestment of
  dividends              247,752       166,504       3,423,860       2,364,804
Shares converted
  from Class B            81,742        84,972       1,136,761       1,209,910
Shares redeemed       (1,015,397)     (996,530)    (14,030,107)    (14,120,616)
Net decrease            (513,479)     (351,989)  $  (7,084,761)  $  (4,959,523)

Class B
Shares sold                7,424        39,730   $     103,062   $     566,584
Shares issued in
  reinvestment of
  dividends               34,163        28,746         472,054         408,009
Shares converted
  to Class A             (81,772)      (84,985)     (1,136,761)     (1,209,910)
Shares redeemed         (285,833)     (386,094)     (3,948,935)     (5,473,138)
Net decrease            (326,018)     (402,603)  $  (4,510,580)  $  (5,708,455)

Class C
Shares sold               41,427       113,212   $     570,504   $   1,603,951
Shares issued in
  reinvestment of
  dividends               37,254        27,382         514,670         388,653
Shares redeemed         (217,958)     (221,483)     (3,011,673)     (3,136,656)
Net decrease            (139,277)      (80,889)  $  (1,926,499)  $  (1,144,052)


NOTE F

Risks Involved inInvesting in the Fund

Concentration of Credit Risk--The Portfolios of the AllianceBernstein Municipal Income Fund are State Portfolios that may invest a large portion of their assets in a particular state's municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


92 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

National Portfolio                               2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      144,766   $      687,169
  Tax-exempt income                             19,516,141       20,342,365
Total distributions paid                    $   19,660,907   $   21,029,534

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income               $      238,367
Accumulated capital and other losses                            (50,114,090)(a)
Unrealized appreciation                                          22,507,509(b)
Total accumulated earnings/(deficit)                         $  (27,368,214)(c)

(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $50,114,090, of which $7,845,498 expires in the year 2007, $18,808,737 expires in the year 2008, $12,984,821 expires in the year 2010 and $10,475,034 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $2,019,312.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 93


Insured National Portfolio                       2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $        3,704   $       37,917
  Tax-exempt income                              5,807,219        6,218,297
Total distributions paid                    $    5,810,923   $    6,256,214


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income               $      350,303
Accumulated capital and other losses                             (2,399,129)(a)
Unrealized appreciation                                           9,829,989(b)
Total accumulated earnings/(deficit)                         $    7,781,163(c)

(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $2,399,129, of which $385,194 expires in the year 2007, $1,593,951 in 2008 and
$419,984 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $87,017.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net decrease in undistributed net investment income, and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

New York Portfolio                               2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $       32,211   $      203,413
  Tax-exempt income                             19,093,672       20,303,158
Total distributions paid                    $   19,125,883   $   20,506,571

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt net investment income               $       53,368
Accumulated capital and other losses                            (12,268,887)(a)
Unrealized appreciation/(depreciation)                           22,833,993(b)
Total accumulated earnings/(deficit)                         $   10,618,474(c)


94 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $12,268,887, of which $1,523,575 expires in the year 2008, $6,973,404 expires in the year 2009 and $3,771,908 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $4,355,137.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net increase in distributions in excess of net investment income, and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

California Portfolio                             2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      317,409   $      278,826
  Tax-exempt income                             33,165,553       35,904,427
Total distributions paid                    $   33,482,962   $   36,183,253

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $  (21,988,929)(a)
Unrealized appreciation/(depreciation)                           63,233,044(b)
Total accumulated earnings/(deficit)                         $   41,244,115(c)

(a) On October 31, 2006, the Portfolio had a net capital loss carryforward of $21,988,929 of which $7,074,902 expires in the year 2008, $10,406,492 expires in the year 2009 and $4,507,535 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Portfolio utilized capital loss carryforwards of $1,223,942.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treament of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, and taxable distributions in excess resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 95


Insured California Portfolio                     2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $       71,548   $       58,179
  Tax-exempt income                              4,468,372        5,132,505
  Net long term capital gains                    2,126,272               -0-
Total distributions paid                    $    6,666,192   $    5,190,684


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long term capital gains                        $    1,271,573
Unrealized appreciation/(depreciation)                            6,826,992(a)
Total accumulated earnings/(deficit)                         $    8,098,565(b)

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, and taxable distributions in excess resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized gain on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:


96 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 97


funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the


98 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 99


certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


100 o AllianceBernstein Municipal Income Fund


On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 101


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             National Portfolio
                                       ---------------------------------------------------------------
                                                                  Class A
                                       ---------------------------------------------------------------
                                                            Year Ended October 31,
                                       ---------------------------------------------------------------
                                           2006         2005       2004(a)       2003         2002
                                       -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                    $10.05       $10.13        $9.96        $9.80       $10.34

Income From Investment
  Operations
Net investment income(b)(c)                 .46          .47          .50          .52          .54
Net realized and unrealized
  gain (loss) on investment
  transactions                              .17         (.07)         .17          .18         (.53)
Net increase in net asset value
  from operations                           .63          .40          .67          .70          .01

Less: Dividends and
  Distributions
Dividends from net
  investment income                        (.46)        (.48)        (.50)        (.54)        (.54)
Distributions in excess of
  net investment income                      -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                            (.46)        (.48)        (.50)        (.54)        (.55)
Net asset value,
  end of period                          $10.22       $10.05       $10.13        $9.96        $9.80

Total Return
Total investment return based
  on net asset value(d)                    6.43%        3.95%        6.92%        7.32%         .06%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $349,884     $337,201     $344,557     $373,416     $411,408
Ratio to average net assets of:
  Expenses, net of
    fee waivers and
    interest expense                        .68%(e)      .68%         .68%         .68%         .65%
  Expenses, before
    fee waivers                            1.01%(e)      .93%(f)     1.08%        1.11%        1.07%
  Expenses, before
    waiver excluding
    interest expense                        .92%         .93%        1.08%        1.11%        1.07%
  Net investment income(b)                 4.56%(e)     4.65%        4.94%        5.25%        5.28%
Portfolio turnover rate                      22%          25%          47%          35%          63%


See footnote summary on page 117.


102 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   National Portfolio
                                            ---------------------------------------------------------------
                                                                        Class B
                                            ---------------------------------------------------------------
                                                                  Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.04       $10.12        $9.95        $9.79       $10.33

Income From Investment
  Operations
Net investment income(b)(c)                      .39          .40          .43          .45          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .17         (.07)         .17          .18         (.52)
Net increase (decrease) in
  net asset value from
  operations                                     .56          .33          .60          .63         (.06)

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.39)        (.41)        (.43)        (.47)        (.47)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                                 (.39)        (.41)        (.43)        (.47)        (.48)
Net asset value,
  end of period                               $10.21       $10.04       $10.12        $9.95        $9.79

Total Return
Total investment return based
  on net asset value(d)                         5.70%        3.25%        6.18%        6.57%        (.62)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $37,399      $49,801      $72,264     $101,287     $122,656
Ratio to average net assets of:
  Expenses, net of
    fee waivers and
    interest expense                            1.38%(e)     1.38%        1.39%        1.39%        1.35%
  Expenses, before
    fee waivers                                 1.73%(e)     1.64%(f)     1.79%        1.81%        1.77%
  Expenses, before
    waiver excluding
    interest expense                            1.64%        1.64%        1.79%        1.81%        1.77%
  Net investment income(b)                      3.89%(e)     3.96%        4.24%        4.54%        4.57%
Portfolio turnover rate                           22%          25%          47%          35%          63%


See footnote summary on page 117.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 103


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    National Portfolio
                                            ---------------------------------------------------------------
                                                                        Class C
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.05       $10.13        $9.95        $9.79       $10.34

Income From Investment
  Operations
Net investment income(b)(c)                      .39          .40          .43          .45          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .16         (.07)         .18          .18         (.54)
Net increase (decrease) in
  net asset value from
  operations                                     .55          .33          .61          .63         (.07)

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.39)        (.41)        (.43)        (.47)        (.47)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                                 (.39)        (.41)        (.43)        (.47)        (.48)
Net asset value,
  end of period                               $10.21       $10.05       $10.13        $9.95        $9.79

Total Return
Total investment return based
  on net asset value(d)                         5.59%        3.24%        6.28%        6.57%        (.72)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $62,447      $61,622      $68,769      $82,167      $93,032
Ratio to average net assets of:
  Expenses, net of
    fee waivers and
    interest expense                            1.38%(e)     1.38%        1.38%        1.38%        1.35%
  Expenses, before
    fee waivers                                 1.72%(e)     1.64%(f)     1.78%        1.81%        1.76%
  Expenses, before
    waiver excluding
    interest expense                            1.63%        1.64%        1.78%        1.81%        1.76%
  Net investment income(b)                      3.87%(e)     3.96%        4.24%        4.55%        4.58%
Portfolio turnover rate                           22%          25%          47%          35%          63%


See footnote summary on page 117.


104 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Insured National Portfolio
                                            ---------------------------------------------------------------
                                                                         Class A
                                            ---------------------------------------------------------------
                                                                  Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.18       $10.29       $10.11        $9.92       $10.07

Income From Investment
  Operations
Net investment income(b)(c)                      .41          .42          .44          .47          .45
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .09         (.11)         .20          .14         (.14)
Net increase in net asset value
  from operations                                .50          .31          .64          .61          .31

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.41)        (.42)        (.46)        (.42)        (.45)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                                 (.41)        (.42)        (.46)        (.42)        (.46)
Net asset value,
  end of period                               $10.27       $10.18       $10.29       $10.11        $9.92

Total Return
Total investment return based
  on net asset value(d)                         4.98%        3.05%        6.42%        6.32%        3.13%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $124,967     $124,957     $129,888     $139,179     $164,154
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.04%(e)     1.04%        1.03%        1.04%        1.01%
  Expenses, before
    fee waivers                                 1.04%(e)     1.04%        1.18%        1.16%        1.13%
  Net investment income(b)                      4.00%(e)     4.07%        4.28%        4.69%        4.49%
Portfolio turnover rate                           10%          17%          12%          28%          43%


See footnote summary on page 117.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 105


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Insured National Portfolio
                                            ---------------------------------------------------------------
                                                                         Class B
                                            ---------------------------------------------------------------
                                                                   Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.15       $10.26       $10.09        $9.89       $10.05

Income From Investment
  Operations
Net investment income(b)(c)                      .34          .35          .36          .40          .37
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .10         (.11)         .19          .16         (.14)
Net increase in net asset value
  from operations                                .44          .24          .55          .56          .23

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.34)        (.35)        (.38)        (.36)        (.38)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                                 (.34)        (.35)        (.38)        (.36)        (.39)
Net asset value,
  end of period                               $10.25       $10.15       $10.26       $10.09        $9.89

Total Return
Total investment return based
  on net asset value(d)                         4.36%        2.34%        5.60%        5.71%        2.34%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $11,477      $16,375      $22,968      $34,243      $35,048
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.74%(e)     1.74%        1.74%        1.75%        1.72%
  Expenses, before
    fee waivers                                 1.75%(e)     1.75%        1.89%        1.87%        1.84%
  Net investment income(b)                      3.32%(e)     3.39%        3.58%        4.00%        3.79%
Portfolio turnover rate                           10%          17%          12%          28%          43%


See footnote summary on page 117.


106 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Insured National Portfolio
                                            ---------------------------------------------------------------
                                                                        Class C
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.16       $10.27       $10.09        $9.90       $10.05

Income From Investment
  Operations
Net investment income(b)(c)                      .34          .35          .37          .40          .37
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .09         (.11)         .19          .15         (.13)
Net increase in net asset value
  from operations                                .43          .24          .56          .55          .24

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.34)        (.35)        (.38)        (.36)        (.38)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.01)
Total dividends and
  distributions                                 (.34)        (.35)        (.38)        (.36)        (.39)
Net asset value,
  end of period                               $10.25       $10.16       $10.27       $10.09        $9.90

Total Return
Total investment return based
  on net asset value(d)                         4.26%        2.34%        5.71%        5.60%        2.44%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $11,277      $11,732      $12,198      $14,149      $17,592
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.74%(e)     1.74%        1.73%        1.74%        1.71%
  Expenses, before
    fee waivers                                 1.74%(e)     1.75%        1.88%        1.86%        1.83%
  Net investment income(b)                      3.31%(e)     3.38%        3.59%        3.98%        3.78%
Portfolio turnover rate                           10%          17%          12%          28%          43%


See footnote summary on page 117.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 107


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    New York Portfolio
                                            ---------------------------------------------------------------
                                                                        Class A
                                            ---------------------------------------------------------------
                                                                  Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $9.81        $9.93        $9.79        $9.69        $9.93

Income From Investment
  Operations
Net investment income(b)(c)                      .42          .46          .48          .50          .53
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .16         (.12)         .15          .11         (.25)
Net increase in net asset value
  from operations                                .58          .34          .63          .61          .28

Less: Dividends
Dividends from net
  investment income                             (.42)        (.46)        (.49)        (.51)        (.52)
Total dividends                                 (.42)        (.46)        (.49)        (.51)        (.52)
Net asset value,
  end of period                                $9.97        $9.81        $9.93        $9.79        $9.69

Total Return
Total investment return based
  on net asset value(d)                         6.06%        3.46%        6.58%        6.39%        2.89%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $320,580     $294,005     $280,213     $311,596     $322,621
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                  .58%(e)      .58%         .59%         .58%         .58%
  Expenses, before
    fee waivers                                  .89%(e)      .91%        1.05%        1.06%        1.05%
  Net investment income(b)                      4.27%(e)     4.62%        4.93%        5.09%        5.42%
Portfolio turnover rate                           39%          19%          33%          35%          33%


See footnote summary on page 117.


108 o AllianceBernstein Municipal Income Fund


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                    New York Portfolio
                                            ---------------------------------------------------------------
                                                                         Class B
                                            ---------------------------------------------------------------
                                                                  Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $9.80        $9.92        $9.78        $9.68        $9.93

Income From Investment
  Operations
Net investment income(b)(c)                      .35          .39          .41          .43          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .16         (.12)         .15          .11         (.26)
Net increase in net asset value
  from operations                                .51          .27          .56          .54          .20

Less: Dividends
Dividends from net
  investment income                             (.35)        (.39)        (.42)        (.44)        (.45)
Total dividends                                 (.35)        (.39)        (.42)        (.44)        (.45)
Net asset value,
  end of period                                $9.96        $9.80        $9.92        $9.78        $9.68

Total Return
Total investment return based
  on net asset value(d)                         5.33%        2.75%        5.85%        5.64%        2.04%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $114,128     $133,746     $151,474     $171,881     $184,700
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.28%(e)     1.28%        1.30%        1.29%        1.29%
  Expenses, before
    fee waivers                                 1.60%(e)     1.62%        1.76%        1.77%        1.78%
  Net investment income(b)                      3.59%(e)     3.93%        4.22%        4.38%        4.70%
Portfolio turnover rate                           39%          19%          33%          35%          33%


See footnote summary on page 117.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 109


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   New York Portfolio
                                            ---------------------------------------------------------------
                                                                        Class C
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $9.80        $9.92        $9.78        $9.68        $9.94

Income From Investment
  Operations
Net investment income(b)(c)                      .35          .39          .41          .43          .46
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .16         (.12)         .15          .11         (.27)
Net increase in net asset value
  from operations                                .51          .27          .56          .54          .19

Less: Dividends
Dividends from net
  investment income                             (.35)        (.39)        (.42)        (.44)        (.45)
Total dividends                                 (.35)        (.39)        (.42)        (.44)        (.45)
Net asset value,
  end of period                                $9.96        $9.80        $9.92        $9.78        $9.68

Total Return
Total investment return based
  on net asset value(d)                         5.32%        2.74%        5.85%        5.64%        1.94%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $48,022      $45,956      $45,121      $52,206      $57,386
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.28%(e)     1.28%        1.29%        1.29%        1.29%
  Expenses, before
    fee waivers                                 1.60%(e)     1.61%        1.75%        1.77%        1.77%
  Net investment income(b)                      3.58%(e)     3.92%        4.23%        4.38%        4.71%
Portfolio turnover rate                           39%          19%          33%          35%          33%


See footnote summary on page 117.


110 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 California Portfolio
                                            ---------------------------------------------------------------
                                                                        Class A
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.86       $10.93       $10.63       $10.84       $11.00

Income From Investment
  Operations
Net investment income(b)(c)                      .47          .48          .51          .53          .55
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .21         (.07)         .30         (.19)        (.15)
Net increase in net asset value
  from operations                                .68          .41          .81          .34          .40

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.47)        (.48)        (.51)        (.55)        (.54)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                                 (.47)        (.48)        (.51)        (.55)        (.56)
Net asset value,
  end of period                               $11.07       $10.86       $10.93       $10.63       $10.84

Total Return
Total investment return based
  on net asset value(d)                         6.42%        3.78%        7.80%        3.15%        3.82%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $594,150     $590,042     $587,874     $644,868     $725,242
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                  .77%(e)      .77%         .78%         .77%         .76%
  Expenses, before
    fee waivers                                  .85%(e)      .86%        1.01%        1.02%        1.01%
  Net investment income(b)                      4.33%(e)     4.36%        4.75%        4.93%        5.05%
Portfolio turnover rate                           10%          17%          34%          33%          23%


See footnote summary on page 117.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 111


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  California Portfolio
                                            ---------------------------------------------------------------
                                                                        Class B
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)       2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.86       $10.93       $10.63       $10.84       $11.00

Income From Investment
  Operations
Net investment income(b)(c)                      .40          .40          .44          .46          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .21         (.07)         .30         (.20)        (.14)
Net increase in net asset value
  from operations                                .61          .33          .74          .26          .33

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.40)        (.40)        (.44)        (.47)        (.47)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                                 (.40)        (.40)        (.44)        (.47)        (.49)
Net asset value,
  end of period                               $11.07       $10.86       $10.93       $10.63       $10.84

Total Return
Total investment return based
  on net asset value(d)                         5.69%        3.06%        7.05%        2.43%        3.10%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $80,928     $122,128     $175,215     $237,147     $279,697
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.47%(e)     1.47%        1.48%        1.48%        1.46%
  Expenses, before
    fee waivers                                 1.56%(e)     1.56%        1.71%        1.73%        1.72%
  Net investment income(b)                      3.64%(e)     3.66%        4.05%        4.22%        4.35%
Portfolio turnover rate                           10%          17%          34%          33%          23%


See footnote summary on page 117.


112 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 California Portfolio
                                            ---------------------------------------------------------------
                                                                        Class C
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)      2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.86       $10.93       $10.63       $10.84       $11.00

Income From Investment
  Operations
Net investment income(b)(c)                      .40          .40          .44          .46          .47
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .21         (.07)         .30         (.20)        (.14)
Net increase in net asset value
  from operations                                .61          .33          .74          .26          .33

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.40)        (.40)        (.44)        (.47)        (.47)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.02)
Total dividends and
  distributions                                 (.40)        (.40)        (.44)        (.47)        (.49)
Net asset value,
  end of period                               $11.07       $10.86       $10.93       $10.63       $10.84

Total Return
Total investment return based
  on net asset value(d)                         5.69%        3.06%        7.05%        2.43%        3.10%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $120,731     $125,067     $141,031     $170,003     $209,008
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.47%(e)     1.47%        1.48%        1.47%        1.46%
  Expenses, before
    fee waivers                                 1.56%(e)     1.56%        1.71%        1.72%        1.71%
  Net investment income(b)                      3.64%(e)     3.66%        4.05%        4.23%        4.35%
Portfolio turnover rate                           10%          17%          34%          33%          23%


See footnote summary on page 117.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 113


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Insured California Portfolio
                                            ---------------------------------------------------------------
                                                                        Class A
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)      2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.01       $14.21       $14.03       $14.17       $14.45

Income From Investment
  Operations
Net investment income(c)                         .53          .57          .61(b)       .60          .62
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .17         (.20)         .18         (.12)        (.12)
Net increase in net asset value
  from operations                                .70          .37          .79          .48          .50

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.53)        (.57)        (.61)        (.62)        (.62)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.04)
Distributions from net realized
  gain on investment
  transactions                                  (.23)          -0-          -0-          -0-        (.12)
Total dividends and
  distributions                                 (.76)        (.57)        (.61)        (.62)        (.78)
Net asset value,
  end of period                               $13.95       $14.01       $14.21       $14.03       $14.17

Total Return
Total investment return based
  on net asset value(d)                         5.19%        2.60%        5.75%        3.39%        3.65%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $89,501      $97,079     $103,414     $124,817     $144,973
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.03%(e)     1.02%        1.00%        1.07%        1.03%
  Expenses, before
    fee waivers                                 1.03%(e)     1.02%        1.07%        1.07%        1.03%
  Net investment income                         3.85%(e)     3.99%        4.29%(b)     4.24%        4.43%
Portfolio turnover rate                           26%          37%           5%          34%          31%


See footnote summary on page 117.


114 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Insured California Portfolio
                                            ---------------------------------------------------------------
                                                                        Class B
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)      2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.01       $14.20       $14.02       $14.16       $14.46

Income From Investment
  Operations
Net investment income(c)                         .44          .47          .50(b)       .50          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .16         (.19)         .19         (.12)        (.14)
Net increase in net asset value
  from operations                                .60          .28          .69          .38          .38

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.43)        (.47)        (.51)        (.52)        (.53)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.03)
Distributions from net realized
  gain on investment
  transactions                                  (.23)          -0-          -0-          -0-        (.12)
Total dividends and
  distributions                                 (.66)        (.47)        (.51)        (.52)        (.68)
Net asset value,
  end of period                               $13.95       $14.01       $14.20       $14.02       $14.16

Total Return
Total investment return based
  on net asset value(d)                         4.45%        1.96%        5.02%        2.67%        2.76%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $11,013      $15,626      $21,559      $29,285      $33,133
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.74%(e)     1.73%        1.71%        1.77%        1.73%
  Expenses, before
    fee waivers                                 1.74%(e)     1.73%        1.77%        1.77%        1.73%
  Net investment income                         3.15%(e)     3.29%        3.58%(b)     3.52%        3.70%
Portfolio turnover rate                           26%          37%           5%          34%          31%


See footnote summary on page 117.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 115


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              Insured California Portfolio
                                            ---------------------------------------------------------------
                                                                        Class C
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2006         2005        2004(a)      2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $14.00       $14.20       $14.02       $14.16       $14.47

Income From Investment
  Operations
Net investment income(c)                         .43          .47          .51(b)       .50          .52
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .17         (.20)         .18         (.12)        (.15)
Net increase in net asset value
  from operations                                .60          .27          .69          .38          .37

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.43)        (.47)        (.51)        (.52)        (.53)
Distributions in excess of
  net investment income                           -0-          -0-          -0-          -0-        (.03)
Distributions from net realized
  gain on investment
  transactions                                  (.23)          -0-          -0-          -0-        (.12)
Total dividends and
  distributions                                 (.66)        (.47)        (.51)        (.52)        (.68)
Net asset value,
  end of period                               $13.94       $14.00       $14.20       $14.02       $14.16

Total Return
Total investment return based
  on net asset value(d)                         4.46%        1.88%        5.02%        2.67%        2.69%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $16,184      $18,204      $19,603      $21,951      $22,715
Ratio to average net assets of:
  Expenses, net of
    fee waivers                                 1.73%(e)     1.73%        1.70%        1.77%        1.73%
  Expenses, before
    fee waivers                                 1.73%(e)     1.73%        1.77%        1.77%        1.73%
  Net investment income                         3.15%(e)     3.29%        3.59%(b)     3.53%        3.71%
Portfolio turnover rate                           26%          37%           5%          34%          31%


See footnote summary on page 117.


116 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effects of these changes for the year ended October 31, 2004 were as follows:

                                                  Realized
                                               and Unrealized    Ratio of Net
                                               Gain (Loss) on     Investment
                                Investment       Investment         Income
                                  Income        Transactions      to Average
                                Per Share*       Per Share*       Net Assets
                              -----------------------------------------------
National Portfolio
  Class A                          $ .00           $ .00             .01%
  Class B                            .00             .00             .01%
  Class C                            .00             .00             .01%
Insured National Portfolio
  Class A                            .00             .00             .01%
  Class B                            .00             .00             .01%
  Class C                            .00             .00             .01%
New York Portfolio
  Class A                            .00             .00             .05%
  Class B                            .00             .00             .05%
  Class C                            .00             .00             .05%
California Portfolio
  Class A                            .00             .00             .00%+
  Class B                            .00             .00             .00%+
  Class C                            .00             .00             .00%+
Insured California Portfolio
  Class A                            .00             .00             .00%+
  Class B                            .00             .00             .00%+
  Class C                            .00             .00             .00%+

*  Per share amounts less than $0.01

+  Amount is less than .01%

(b)  Net of fees waived by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  The ratio includes expenses attributable to cost of proxy solicitation.

(f) During 2006, the Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the National Portfolio has restated the expense ratios (see table next page) for the year ended October 31, 2005 to give effect to recording the transfers of the municipal bonds as secured borrowings. The effects of the restatement have no effect on the previously reported net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 117


(Note f continued from previous page)

                                       Class A               Class B                Class C
                                 --------------------  --------------------  --------------------
                                 Previously           Previously            Previously
                                  Reported  Restated   Reported   Restated   Reported   Restated
                                 ---------  ---------  ---------  ---------  ---------  ---------
Ratio to average net assets of:

Expenses, before fee waivers         .93%      1.14%      1.64%      1.85%      1.64%      1.85%

Expenses, before waivers
  excluding interest expense         N/A        .94%       N/A       1.65%       N/A       1.65%


118 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Municipal Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Municipal Income Fund, Inc. (the "Fund") (comprising, respectively, the National, Insured National, New York, California, and Insured California Portfolios) as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the AllianceBernstein Municipal Income Fund, Inc. at October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note F to the Financial Highlights, for the National Portfolio referred to above, the ratios of expenses to net assets for the year ended October 31, 2005 have been restated.


/s/ Ernst & Young LLP

New York, New York
January 10, 2007


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 119


TAX INFORMATION
(Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Insured California Portfolio paid $2,126,272 of long-term capital gains distributed during the fiscal year ended October 31, 2006, which is subject to a maximum tax rate of 15%.

The Portfolios designated the following for the fiscal year ended October 31, 2006:

                                 Exempt-Interest    Qualified(a)
Portfolio                           Dividends     Interest Income
---------                       ----------------  ----------------
National                         $   19,516,141        90.7%
California                       $   33,165,553         100%
New York                         $   19,093,672         100%
Insured National                 $    5,807,219          --
Insured California               $    4,468,372         100%

(a)  Applicable only for ordinary distributions paid to foreign shareholders.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV, which will be sent to you separately in January 2007.


120 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. (Guy) Davidson, III(2), Senior Vice President
Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks(2), Vice President
Fred S. Cohen(2), Vice President
Terrance T. Hults(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. Messrs. Brooks, Cohen, Davidson and Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 121


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                 IN FUND             OTHER
    NAME, ADDRESS,                           PRINCIPAL                           COMPLEX         DIRECTORSHIPS
         AGE                                OCCUPATION(S)                       OVERSEEN BY         HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #,+          Investment Adviser and an                       113               None
P.O. Box 5060                       Independent Consultant. He was
Greenwich, CT 06831                 formerly Senior Manager of Barrett
74                                  Associates, Inc., a registered
(1998)                              investment adviser, with which he
Chairman of the Board               had been associated since prior to
                                    2001. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank for
                                    Savings.

Ruth Block, #,**                    Formerly, Executive Vice President              100               None
500 SE Mizner Blvd.                 and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society
76                                  of the United States; Chairman and
(1987)                              Chief Executive Officer of Evlico
                                    (insurance); Director of Avon, BP
                                    (oil and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; Governor at Large,
                                    National Association of Securities
                                    Dealers, Inc.

David H. Dievler, #                 Independent Consultant. Until                   112               None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of AllianceBernstein
77                                  Corporation ("AB Corp"), (formerly,
(1987)                              Alliance Capital Management
                                    Corporation) responsible for mutual
                                    fund administration. Prior to joining
                                    AB Corp. in 1984, he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to
                                    that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member
                                    of American Institute of Certified
                                    Public Accountants since 1953.


122 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                                                                PORTFOLIOS
                                                                                 IN FUND             OTHER
    NAME, ADDRESS,                           PRINCIPAL                           COMPLEX         DIRECTORSHIPS
         AGE                                OCCUPATION(S)                       OVERSEEN BY         HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                  111               None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
64                                  Senior Advisor from June 1999-
(1998)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the
                                    Audit Committee of AB Corp.
                                    (formerly, Alliance Capital
                                    Management Corporation).

Michael J. Downey, #                Consultant since January 2004.                  111           Asia Pacific
c/o AllianceBernstein L.P.          Formerly managing partner of                                  Fund, Inc.;
Attention: Phil Kirstein            Lexington Capital, LLC (investment                              and The
1345 Avenue of the                  advisory firm) from December 1997                             Merger Fund
Americas                            until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
62                                  Mutual Fund Management from
(2005)                              1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    111        Intel Corporation
P.O. Box 128                        Technology (semi-conductors)                               (semi-conductors);
Glenbrook, NV 89413                 and of SRC Computers Inc.,                                    Cirrus Logic
70                                  with which he has been associated                             Corporation
(2005)                              since prior to 2001. He is also                            (semi-conductors);
                                    President of the Arbor Company                                  and the
                                    (private family investments).                                Davis Selected
                                                                                                 Advisors Group
                                                                                                 of Mutual Funds

Nancy P. Jacklin, #                 Formerly U.S. Executive Director                111               None
4046 Chancery Court, NW             of the International Monetary Fund
Washington, DC 20007                (December 2002-May 2006);
58                                  Partner, Clifford Chance (1992-
(2006)                              2002); Senior Counsel, International
                                    Banking and Finance, and Associate
                                    General Counsel, Citicorp (1985-
                                    1992); Assistant General Counsel
                                    (International), Federal Reserve Board
                                    of Governors (1982-1985); and
                                    Attorney Advisor, U.S. Department of
                                    the Treasury (1973-1982). Member
                                    of the Bar of the District of Columbia
                                    and of New York; and member of the
                                    Council on Foreign Relations.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 123


                                                                                PORTFOLIOS
                                                                                 IN FUND             OTHER
    NAME, ADDRESS,                           PRINCIPAL                           COMPLEX         DIRECTORSHIPS
         AGE                                OCCUPATION(S)                       OVERSEEN BY         HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                     DIRECTOR           DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture                     111            The George
220 Montgomery Street               Associates (venture capital and                                  Lucas
Penthouse 10                        consulting) since prior to 2001.                              Educational
San Francisco,                      From 2003 until May 31, 2006, he                               Foundation
CA 94104                            was CEOof Toppan Photomasks,                                  and National
65                                  Inc., Austin, Texas (semi-conductor                           Datacast, Inc.
(2005)                              manufacturing services).

INTERESTED DIRECTOR

Marc O. Mayer, ++                   Executive Vice President of the                 111           SCB Partners,
1345 Avenue of the                  Adviser since 2001 and Executive                               Inc.; and
Americas                            Managing Director of AllianceBernstein                          SCB Inc.
New York, NY 10105                  Investments, Inc. ("ABI") since 2003;
49                                  prior thereto he was head of
(2003)                              AllianceBernstein Institutional
                                    Investments, a unit of the Adviser,
                                    from 2001-2003. Prior thereto, Chief
                                    Executive Officer of Sanford C. Bernstein
                                    & Co., LLC (institutional research and
                                    brokerage arm of Bernstein & Co. LLC)
                                    ("SCB & Co.") and its predecessor since
                                    prior to 2001.


*  There is no stated term of office for the Fund's Directors.

** Ms.Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.

++ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


124 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Officer Information

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*                       POSITION(S)                     PRINCIPAL OCCUPATION(S)
      AND AGE                          HELD WITH FUND                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O.Mayer                        President and Chief             See biography above.
49                                  Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
61                                  and Independent                 Compliance Officer of the Alliance-
                                    Compliance Officer              Bernstein Funds, with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior
                                                                    to 2001 until March 2003.

Robert B. (Guy) Davidson, III       Senior Vice President           Senior Vice President of the Adviser**,
45                                                                  with which he has been associated
                                                                    since prior to 2001.

Douglas J. Peebles                  Senior Vice President           Executive Vice President of the
41                                                                  Adviser**, with which he has been
                                                                    associated since prior to 2001.

Jeffrey S. Phlegar                  Senior Vice President           Executive Vice President of the
40                                                                  Adviser**, with which he has been
                                                                    associated since prior to 2001.

Michael G. Brooks                   Vice President                  Senior Vice President of the Adviser**,
58                                                                  with which he has been associated
                                                                    since prior to 2001.

Fred S. Cohen                       Vice President                  Senior Vice President of the Adviser**,
48                                                                  with which he has been associated
                                                                    since prior to 2001.

Terrance T. Hults                   Vice President                  Senior Vice President of the Adviser**,
40                                                                  with which he has been associated
                                                                    since prior to 2001.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
51                                                                  General Counsel and Assistant
                                                                    Secretary of ABI**, with which she has
                                                                    been associated since prior to 2001.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 125


Officer Information

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*                       POSITION(S)                     PRINCIPAL OCCUPATION(S)
      AND AGE                          HELD WITH FUND                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of ABIS**,
47                                  Financial Office                with which he has been associated
                                                                    since prior to 2001.

Thomas R. Manley                    Controller                      Vice President of the Adviser**, with
55                                                                  which he has been associated since
                                                                    prior to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without a charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


126 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Municipal Income Fund, Inc. and the term "Portfolio" refers to the California Portfolio, Insured California Portfolio, Insured National Portfolio, National Portfolio and New York Portfolio, as appropriate (each, a "Portfolio" and together, the "Portfolios"). There is a single advisory agreement between the Adviser and the Fund that relates to all five Portfolios.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of each Portfolio at a meeting held on September 13, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolios derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of each Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approvals. The directors noted that the Senior Officer's evaluation considered the following factors in respect of each Portfolio: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuances. The directors also discussed the proposed continuances in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of each Portfolio, the directors considered all factors they believed relevant, including the following:


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 127


1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fees payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.


128 o AllianceBernstein Municipal Income Fund


The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as directors or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors evaluated all information available to them on a portfolio-by-portfolio basis, and their determinations were made separately in respect of each Portfolio.

The directors determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement in respect of that Portfolio, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of each Portfolio (including their determinations that the Adviser should continue to be the investment adviser for each Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers each Portfolio's business and other affairs. The Adviser manages the investment of the assets of each Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides each Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement in respect of each Portfolio provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 129


"at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolios to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolios' compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolios' other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolios. The directors focused on the profitability of the Adviser's relationships with the Portfolios before taxes and distribution expenses.


130 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to each Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with each Portfolio was not excessive. The directors noted that the Adviser's relationship with the New York Portfolio was not profitable to it in calendar 2005.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolios do not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolios.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from each Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolios and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolios and receives compensation from the Portfolios for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance for Class A shares of each Portfolio as compared to a group of funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of funds in its Lipper category selected by Lipper (the "Performance Universe"). The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared to the Lehman Brothers Municipal Bond Index (the "Index").

California Portfolio

The directors reviewed information showing performance for Class A shares of the California Portfolio as compared to a Performance Group of 12 to 9 funds


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 131


(depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 34 to 25 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group and Performance Universe comparisons the California Portfolio was in the 2nd quintile in the 1- and 3-year periods and 3rd quintile in the 5-year period, and in the 10-year period the California Portfolio was in the 3rd quintile in the Performance Group comparison and 2nd quintile in the Performance Universe comparison. The comparative information showed that the California Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the directors concluded that the California Portfolio's relative performance over time was satisfactory.

Insured California Portfolio

The directors reviewed information showing performance for Class A shares of the Insured California Portfolio as compared to a Performance Group of 4 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 6 funds in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (November 1985 inception). The directors noted that in the Performance Group comparison the Fund was 4 out of 4 in the 1-, 3- and 5-year periods and 2 out of 4 in the 10-year period, and in the Performance Universe comparison the Fund was in the 5th quintile in all periods reviewed. The comparative information showed that the Insured California Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion with the portfolio manager of the Insured California Portfolio, the directors concluded that the Insured California Portfolio's relative performance over time was understandable.

Insured National Portfolio

The directors reviewed information showing performance for Class A shares of the Insured National Portfolio as compared to a Performance Group of 9 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 22 to 21 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Insured National Portfolio was in the 2nd quintile in the 1- and 5-year periods and 1st quintile in the 3-year period, and in the 10-year period the Insured National Portfolio was in the 3rd quintile


132 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


in the Performance Group comparison and 2nd quintile in the Performance Universe comparison. The comparative information showed that the Insured National Portfolio outperformed the Index in the 3-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Insured National Portfolio's relative performance over time was satisfactory.

National Portfolio

The directors reviewed information showing performance for Class A shares of the National Portfolio as compared to a Performance Group of 15 to 13 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 73 to 51 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group comparison the National Portfolio was in the 1st quintile in the 1- and 3-year periods, 4th quintile in the 5-year period and 3rd quintile in the 10-year period, and in the Performance Universe comparison the National Portfolio was in the 1st quintile in the 1- and 3-year periods and 3rd quintile in the 5- and 10-year periods. The comparative information showed that the National Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the directors concluded that the National Portfolio's relative performance over time was satisfactory.

New York Portfolio

The directors reviewed information showing performance for Class A shares of the New York Portfolio as compared to a Performance Group of 11 funds in its Lipper category selected by Lipper and as compared to a Performance Universe of 30 to 25 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods, and as compared to the Index for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1986 inception). The directors noted that in the Performance Group comparison the New York Portfolio was in the 2nd quintile in the 1- and 10-year periods, 1st quintile in the 3-year period and 3rd quintile in the 5-year period, and in the Performance Universe comparison the New York Portfolio was in the 1st quintile in the 1- and 3-year periods, 3rd quintile in the 5-year period and 2nd quintile in the 10-year period. The comparative information showed that the New York Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review, the directors concluded that the New York Portfolio's relative performance over time was satisfactory.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 133


Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Portfolios. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolios but which involve investments in securities of the same type that the Portfolios invest in (i.e., fixed income municipal securities although such securities are of a shorter duration than the Portfolios invest in). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolios. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolios by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolios reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolios are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Insured California Portfolio and Insured National Portfolio Lipper category, at the request of the Adviser and the Fund's Senior Officer, Lipper had expanded the Expense Group of the Insured California Portfolio to include peers that had a similar (but not the same) Lipper


134 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


investment objective/classification, and the Expense Group of the Insured National Portfolio to include funds with different load types (front-end and no load funds). The Expense Universe for these two Portfolios had also been expanded by Lipper pursuant to Lipper's standard guidelines and not at the request of the Adviser or the Fund's Senior Officer. The Class A expense ratio of each Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for each Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to each Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in each Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

California Portfolio

The information reviewed by the directors showed that the California Portfolio's at approximate current size contractual effective fee rate of 45 basis points was somewhat lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the California Portfolio pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the California Portfolio's total expense ratio, which had been capped by the Adviser, was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The directors concluded that the California Portfolio's expense ratio was satisfactory.

Insured California Portfolio

The information reviewed by the directors showed that the Insured California Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Insured California Portfolio pursuant to the Advisory Agreement was 5 basis points and that as a result the Adviser's total compensation of 50 basis points received by the Adviser from the Insured California Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The directors also noted that the Insured California Portfolio's total expense ratio was materially higher than the Expense Group and Expense Universe medians. The directors further noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Insured California Portfolio's expense ratio was acceptable.

Insured National Portfolio

The information reviewed by the directors showed that the Insured National Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Insured


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 135


National Portfolio pursuant to the Advisory Agreement was 5 basis points and that as a result the total compensation of 50 basis points received by the Adviser from the Insured National Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The directors also noted that the Insured National Portfolio's total expense ratio, which had been capped by the Adviser, was materially higher than the Expense Group and Expense Universe medians. The directors further noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Insured National Portfolio's expense ratio was acceptable.

National Portfolio

The information reviewed by the directors showed that the National Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the National Portfolio pursuant to the Advisory Agreement was 2 basis points. The directors also noted that the National Portfolio's total expense ratio, which had been capped by the Adviser, was significantly lower than the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the National Portfolio's expense ratio was satisfactory.

New York Portfolio

The information reviewed by the directors showed that the New York Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the New York Portfolio pursuant to the Advisory Agreement was 2 basis points and as a result the total compensation of 47 basis points received by the Adviser from the New York Portfolio pursuant to the Advisory Agreement was somewhat lower than the Expense Group median. The directors also noted that the New York Portfolio's total expense ratio, which had been capped by the Adviser, was significantly lower than the Expense Group and Expense Universe medians. The directors concluded that the New York Portfolio's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for each Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may


136 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


realize in its overall mutual fund business or those components of it which directly or indirectly affect a Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 137


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Municipal Income Fund, Inc. (the "Fund"), in respect of the following Portfolios:(2)

-- California Portfolio
-- Insured California Portfolio
-- Insured National Portfolio
-- National Portfolio
-- New York Portfolio

The evaluation of the Investment Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the '40 Act) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolios do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.


138 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


5.  Possible economies of scale as the Portfolios grow larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS, & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December
2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

Category                  Advisory Fee                         Fund
-------------------------------------------------------------------------------
Low Risk Income     45 bp on 1st $2.5 billion       Municipal Income Fund, Inc.
                    40 bp on next $2.5 billion
                    35 bp on the balance

The Portfolios' net assets on September 30, 2006 are set forth below:

Portfolio                                                 Net Assets ($MM)
-------------------------------------------------------------------------------
California Portfolio                                           $796.9
Insured California Portfolio                                   $118.7
Insured National Portfolio                                     $148.5
National Portfolio                                             $449.7
New York Portfolio                                             $481.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services provided to the Portfolios. Indicated below are the reimbursement amounts which the Adviser received from the Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Portfolio                                      Amount       Daily Net Assets
-------------------------------------------------------------------------------
California Portfolio                          $72,500             0.01%
Insured California Portfolio                  $72,500             0.05%
Insured National Portfolio                    $72,500             0.05%
National Portfolio                            $72,500             0.02%
New York Portfolio                            $72,500             0.02%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios' total operating


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 139


expenses to the degree necessary to limit each Portfolio's expense ratios to the amounts set forth below for each Portfolio's current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios' fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios as of the Portfolios' most recent semi-annual period:

                           Expense Cap Pursuant to      Gross         Fiscal
                             Expense Limitation        Expense         Year
Portfolio                       Undertaking            Ratio(4)        End
-------------------------------------------------------------------------------
California Portfolio          Class A    0.77%          0.87%       October 31
                              Class B    1.47%          1.57%
                              Class C    1.47%          1.57%

Insured National Portfolio    Class A    1.04%          1.05%       October 31
                              Class B    1.74%          1.76%
                              Class C    1.74%          1.75%

National Portfolio            Class A    0.68%          0.93%       October 31
                              Class B    1.38%          1.64%
                              Class C    1.38%          1.63%

New York Portfolio            Class A    0.58%          0.90%       October 31
                              Class B    1.28%          1.61%
                              Class C    1.28%          1.61%

The table below shows the expense ratio of Insured California Portfolio, which does not have an expense limitation undertaking as of the Portfolio's most recent semi-annual period:

                                           Total                    Fiscal
                                          Expense                    Year
Portfolio                                 Ratios(4)                  End
-------------------------------------------------------------------------------
Insured California Portfolio          Class A    1.03%            October 31
                                      Class B    1.74%
                                      Class C    1.73%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for


(4)  Annualized.


140 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios' investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as any of the Portfolios. It should be noted that the Adviser has represented that it does not manage any separately managed accounts that that have similar investment guidelines as any of the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities but those mandates have substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser manages Sanford C. Bernstein Fund, Inc. ("SCB Fund"), an open-end management investment company. Several portfolios of SCB Fund have a somewhat similar investment styles as certain of the Portfolios and their advisory fee schedules are set forth below:

Portfolio                      SCB Fund Portfolio                      Fee Schedule
--------------------------------------------------------------------------------------------
California Portfolio     Short Duration California Municipal     50 bp on 1st $250 million
National Portfolio       Short Duration Diversified Municipal    45 bp on next $500 million
New York Portfolio       Short Duration New York Municipal       40 bp thereafter

California Portfolio     California Municipal                    50 bp on 1st $1 billion
National Portfolio       Diversified Municipal                   45 bp on next $2 billion
New York Portfolio       New York Municipal                      40 bp on next $2 billion
                                                                 35 bp thereafter


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 141


The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as any of the Portfolios.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included each Portfolio's ranking with respect to the proposed advisory fee relative to the median of each Portfolio's Lipper Expense Group ("EG")(5) at the approximate current asset level of the subject Portfolio.(6)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because certain of the Portfolios had original EGs with an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios' EGs to include peers that had a similar (but not the same) Lipper investment classification/objective (with respect to Insured California Portfolio) or load type (with respect to Insured National Portfolio). However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of those Portfolios' Lipper Expense Universe ("EU") were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective (with respect to Insured California Portfolio) or load type (with respect to Insured National Portfolio).(7) A "normal" EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.(8)


(5) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expense differently.

(6) The contractual management fee is calculated by Lipper using each Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(7) It should be noted that the expansion of the Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(8) Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.


142 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


                                    Contractual       Lipper
                                     Management    Expense Group
Portfolio                               Fee(9)        Median           Rank
-------------------------------------------------------------------------------
California Portfolio                    0.450          0.497           4/12
Insured California Portfolio(10)        0.450          0.550            1/7
Insured National Portfolio(11)          0.450          0.534           1/10
National Portfolio                      0.450          0.550           3/15
New York Portfolio                      0.450          0.500           3/11

Set forth below is a comparison of the Portfolios' total expense ratios and the medians of the Portfolios' EGs and EUs. The Portfolios' total expense ratio rankings are also shown. With respect to Insured National Portfolio, because funds with a different load type are included in the Fund's EG/EU, supplemental information showing the Fund's total expense ratio excluding 12b-1/non-12b-1 service fees is also provided below (shown in bold and italicized).

                                                                        Lipper
                                   Expense    Lipper Exp.   Lipper     Expense      Lipper
                                     Ratio       Group      Group      Universe    Universe
Portfolio                           (%)(12)    Median(%)     Rank      Median(%)     Rank
--------------------------------------------------------------------------------------------
California Portfolio                 0.770       0.785        6/12       0.845       10/29

Insured California Portfolio(13)     1.026       0.883         7/7       0.863       24/26

Insured National Portfolio(14)       1.040       0.879       10/10       0.876       20/22

Insured National Portfolio
(Excluding 12b-1/Non 12b-1
Service Fee)                         0.740       0.681        9/10       0.650       18/22

National Portfolio                   0.680       0.857        2/15       0.844        6/62

New York Portfolio                   0.580       0.840        1/11       0.838        1/28

Based on this analysis, except for National Portfolio and New York Portfolio, which have a more favorable ranking for total expense ratio basis compared to management fee basis, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.


(9) The contractual management fee rate for the Portfolio does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management waivers or expense reimbursements for expense caps that effectively reduce the effective (actual) advisory fee rate.

(10) The Portfolio's EG includes the Portfolio, three other California Insured Municipal Debt funds and three Insured Municipal Debt funds.

(11) Nine front end load and one no-load fund were considered for inclusion in the Portfolio's EG.

(12)  Most recently completed fiscal year Class A share total expense ratio.

(13) The Portfolio's EU includes all other Insured California Municipal Debt funds and Insured Municipal Debt funds, excluding outliers.

(14) The Portfolio's EU includes all other Insured Municipal Debt funds with a load type of front-end load and no-load, excluding outliers.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 143


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability information for the Portfolios prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. Except for National Portfolio and New York Portfolio, the Adviser's profitability from providing investment advisory services to the Portfolios increased during the calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolios, certain of the Adviser's affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolios' principal underwriter. ABI and the Adviser have disclosed in the Portfolios' prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15)


(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


144 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios' Class A shares during the Portfolios' most recently completed fiscal year:

Portfolio                                                   Amount Received
-------------------------------------------------------------------------------
California Portfolio                                             $ 37,213
Insured California Portfolio                                     $  5,566
Insured National Portfolio                                       $  7,563
National Portfolio                                               $ 24,475
New York Portfolio                                               $ 41,670

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios' most recently completed fiscal year:

                                               12b-1 Fee           CDSC
Portfolio                                       Received         Received
-------------------------------------------------------------------------------
California Portfolio                          $ 4,623,655        $ 68,445
Insured California Portfolio                  $   674,159        $ 15,618
Insured National Portfolio                    $   697,374        $ 22,308
National Portfolio                            $ 2,294,625        $ 31,938
New York Portfolio                            $ 2,743,713        $ 67,517

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of the service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios' most recently completed fiscal year:(16)

Portfolio                                   ABIS Fee        Expense Offset
-------------------------------------------------------------------------------
California Portfolio                        $ 193,014           $ 1,639
Insured California Portfolio                $  29,743           $   189
Insured National Portfolio                  $  70,628           $   471
National Portfolio                          $ 227,951           $ 1,638
New York Portfolio                          $ 169,841           $ 1,322

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent


(16) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 145


economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information in the table below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios(17) relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(18) for the periods ended June 30, 2006.(19)


(17) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(18) A Portfolio's PG and PU may not necessarily be identical to its respective EG and EU. Outliers and funds with negative management fees are excluded from EGs and EUs but not necessarily from PGs and PUs. In addition, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios' EGs and EUs, which may include funds of similar but not the same investment classification/objective.

(19) Note that the current Lipper investment classification/objective dictates that the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at a different point in time.


146 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


California      Portfolio        PG           PU           PG           PU
Portfolio         Return       Median       Median        Rank         Rank
-------------------------------------------------------------------------------
1 year             1.51         1.14         1.07         4/12        10/34
3 year             4.04         3.46         3.38         3/11         7/33
5 year             4.87         4.84         4.78         5/10        13/29
10 year            5.62         5.59         5.45          4/9         6/25

Insured
California       Portfolio       PG           PU           PG           PU
Portfolio         Return       Median       Median        Rank         Rank
-------------------------------------------------------------------------------
1 year            -0.16         0.20         0.36          4/4          6/6
3 year             2.38         2.78         2.78          4/4          5/6
5 year             4.28         4.61         4.66          4/4          6/6
10 year            5.36         5.26         5.37          2/4          4/6

Insured
National         Portfolio       PG           PU           PG           PU
Portfolio         Return       Median       Median        Rank         Rank
-------------------------------------------------------------------------------
1 year             0.67         0.14         0.29          3/9         7/22
3 year             3.74         2.43         2.58          1/9         1/22
5 year             4.77         4.42         4.43          2/9         6/21
10 year            5.24         5.11         5.11          4/9         7/21

National         Portfolio       PG           PU           PG           PU
Portfolio         Return       Median       Median        Rank         Rank
-------------------------------------------------------------------------------
1 year             1.61         0.91         0.60         3/15        14/73
3 year             4.51         3.63         3.05         2/15         5/72
5 year             4.44         4.68         4.62        12/15        40/67
10 year            5.13         5.13         5.12         7/13        24/51

New York         Portfolio       PG           PU           PG           PU
Portfolio         Return       Median       Median        Rank         Rank
-------------------------------------------------------------------------------
1 year             1.26         0.77         0.61         4/11         6/30
3 year             4.01         3.11         2.73         2/11         3/30
5 year             4.50         4.49         4.34         6/11        12/27
10 year            5.55         5.23         5.23         4/11         7/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold) versus their benchmarks:(20) Note that each Portfolio's benchmark is the Lehman Brothers Municipal Bond Index.(21)

                                                   Periods Ending June 30, 2006
                                                      Annualized Performance
------------------------------------------------------------------------------------------
                                          1         3         5         10       Since
Portfolios                               Year      Year      Year      Year    Inception
------------------------------------------------------------------------------------------
California Portfolio                     1.51      4.04      4.87      5.62       6.67
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79       6.71


(20) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

(21) The Lehman Brother's Municipal Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must be investment grade and be at least one year from maturity. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and pre-funded bonds. The index represents a national municipal bond index as opposed to a specific state index.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 147


                                                 Periods Ending June 30, 2006
                                                    Annualized Performance
------------------------------------------------------------------------------------------
                                          1         3         5         10       Since
Portfolios                               Year      Year      Year      Year    Inception
------------------------------------------------------------------------------------------
Insured California Portfolio            -0.16      2.38      4.28      5.36       6.54
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79       7.30

Insured National Portfolio               0.67      3.74      4.77      5.24       6.37
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79       6.71

National Portfolio                       1.61      4.51      4.44      5.13       6.50
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79       6.71

New York Portfolio                       1.26      4.01      4.50      5.55       6.22
Lehman Brothers Municipal Bond Index     0.89      3.23      5.05      5.79       6.71

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006


148 o ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND o 149


ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


MI-0151-1006


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                       Audit-Related
                                           Audit Fees      Fees       Tax Fees
-------------------------------------------------------------------------------
-California Portfolio             2005      $29,500       $3,329       $13,737
                                  2006       31,100        4,745        13,433

-Insured California Portfolio     2005       29,500        3,329        13,737
                                  2006       31,100        4,745        12,407

-Insured National Portfolio       2005       29,500        3,329        13,737
                                  2006       31,100        4,745        12,443

-National Portfolio               2005       29,500        3,329        13,737
                                  2006       31,100        4,745        12,885

-New York Portfolio               2005       29,500        3,329        13,737
                                  2006       31,100        4,745        12,932


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                        Total Amount of
                                                                     Foregoing Column Pre-
                                                                     approved by the Audit
                                                All Fees for                Committee
                                             Non-Audit Services      (Portion Comprised of
                                               Provided to the         Audit Related Fees)
                                           Portfolio, the Adviser    (Portion Comprised of
                                           and Service Affiliates           Tax Fees)
-------------------------------------------------------------------------------------------
-California Portfolio               2005            896,062                (184,769)
                                                                           (171,032)
                                                                            (13,737)

                                    2006          1,028,066                (149,693)
                                                                           (136,260)
                                                                            (13,433)

-Insured California Portfolio       2005            896,062                (184,769)
                                                                           (171,032)
                                                                            (13,737)

                                    2006          1,027,040                (148,667)
                                                                           (136,260)
                                                                            (12,407)

-Insured National Portfolio         2005            896,062                (184,769)
                                                                           (171,032)
                                                                            (13,737)

                                    2006          1,027,076                (148,703)
                                                                           (136,260)
                                                                            (12,443)

-National Portfolio                 2005            896,062                (184,769)
                                                                           (171,032)
                                                                            (13,737)

                                    2006          1,027,518                (149,145)
                                                                           (136,260)
                                                                            (12,885)

-New York Portfolio                 2005            896,062                (184,769)
                                                                           (171,032)
                                                                            (13,737)

                                    2006          1,027,565                (149,192)
                                                                           (136,260)
                                                                            (12,932)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) Management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Fund's ability to initiate, authorize, record, process or report external financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Fund's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

Subsequent to the Fund's fiscal year ended October 31, 2005, there was the following control deficiency that was determined to be a material weakness, as defined above, in the Fund's internal control over financial reporting. The Fund's controls related to the review and analysis of the relevant terms and conditions of certain transfers of securities did not operate effectively to appropriately determine whether the transfers qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." As a result of this material weakness, the expense ratios to average net assets in the financial highlights for the year ended October 31, 2005 were restated in order to appropriately account for such transfers of securities as secured borrowings and report the related interest income and expense. Fund Management is taking such actions as is necessary to revise its internal controls over financial reporting to seek to increase the control's effectiveness. Following a review of financial statements of other investment companies investing in similar instruments and consultation with others in the investment company industry, including through the facility of the Investment Company Institute, Fund Management believes that in general other investment companies investing in similar investments over the same time periods accounted for such investments in a similar manner as the Fund prior to the Fund's restatement and, accordingly, such other investment companies investing in such
investments to a material extent are also confronting the same issue.   Fund
Management believes that the restatement is consistent with the broader investment company industry reevaluation of accounting interpretation for such investments and that the approach taken therein appropriately reflects this currently ongoing change in prevailing industry practice.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

12 (a) (1)       Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Municipal Income Fund, Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: January 11, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: January 11, 2007